- --------------------------------------------------------------------------------
                                                                   Exhibit 10(f)

[LOGO OF LLOYD'S
POLICY APPEARS HERE]            LLOYD'S POLICY


- --------------------------------------------------------------------------------
WE, UNDERWRITING MEMBERS of the syndicates whose definitive numbers and proportions are shown in the Table attached hereto (hereinafter referred to as 'the Underwriters'), hereby agree, in consideration of the payment to Us by or on behalf of the Assured of the premium specified in the Schedule, to insure against loss, including but not limited to associated expenses specified herein, if any, to the extent and in the manner provided in this Policy.

THE UNDERWRITERS hereby bind themselves severally and not jointly, each for his own part and not one for another, and therefore each of the Underwriters (and his heirs, Executors and Administrators) shall be liable only for his own share of his syndicate's proportion of any such loss and of any such expenses. The identity of each of the Underwriters and the amount of his share may be ascertained by the Assured or the Assured's representative on application to Lloyd's Policy Signing Office, quoting the Lloyd's Policy Signing Office number and date shown in the Table.

If the Assured shall make any claim knowing the same to be false or fraudulent, as regards amount or otherwise, this Policy shall become void and all claim hereunder shall be forfeited.

IN WITNESS whereof the General Manager of Lloyd's Policy Signing Office has signed this Policy on behalf of each of Us.





/s/
                                                            [LLOYD'S POLICY
LLOYD'S POLICY SIGNING OFFICE                               SIGNING OFFICE
General Manager                                             EMBOSSMENT APPEARS
                                                            HERE ON ORIGINAL
                                                            DOCUMENT]

J(A) NMA 2421 (26/9/91) Form approved by Lloyd's Underwriters' Non-Marine Association Limited
Set and Printed by CBC City Print Limited 071-353-1000

                             THE GILLETTE COMPANY


                          DIRECTORS AND OFFICERS AND
                         COMPANY REIMBURSEMENT POLICY



                  This is a claims made and reported policy.
                           Please read it carefully.


DOCR92 AMENDED-MANUSCRIPT FORM

                                 DECLARATIONS
                      DIRECTORS AND OFFICERS AND COMPANY
                             REIMBURSEMENT POLICY


THIS IS A CLAIMS MADE AND REPORTED POLICY. SUBJECT TO ITS TERMS, THIS POLICY APPLIES ONLY TO ANY CLAIM FIRST MADE DURING THE POLICY PERIOD PROVIDED SUCH CLAIM IS REPORTED TO UNDERWRITERS AS SOON AS PRACTICABLE BUT IN NO EVENT LATER THAN 60 DAYS AFTER THE END OF THE POLICY PERIOD. AMOUNTS INCURRED AS COSTS, CHARGES AND EXPENSES SHALL REDUCE AND MAY EXHAUST THE LIMIT OF LIABILITY AND ARE SUBJECT TO THE RETENTIONS. THIS POLICY DOES NOT PROVIDE FOR ANY DUTY BY UNDERWRITERS TO DEFEND ANY OF THE ASSUREDS.


These Declarations along with the completed and signed Application and the Policy with endorsements shall constitute the contract between the Assureds and Underwriters.

Policy No.:        757/FD940228

Item A.    Parent Company:              THE GILLETTE COMPANY

           Principal Address:           The Prudential Center,
                                        Boston, MA  02199, USA

           State of Incorporation:      Delaware


Item B. Policy Period 1st June 1994 to 1st June 1995 both days at 12:01 a.m. Standard Time at the Principal Address stated in Item A.


Item C.    Limit of Liability:          US$ 10,000,000 in the aggregate for
                                        the Policy.

Item D.    Retentions:                  US$ Nil each of the Directors and
                                        Officers each Claim but in no event
                                        exceeding

                                        US$ Nil in the aggregate each Claim all
                                        Directors and Officers under Insuring
                                        Clause I.A.

                                        US$ 1,000,000 each Claim under Insuring
                                        Clause I.B.

Item E.    Insured Percentage:           100% of Loss in excess of retention
                                         under Insuring Clause I.A.

                                         100% of Loss in excess of retention
                                         under Insuring Clause I.B.


Item F.    Premium:     US$ 261,458.10 part of US$ 290,509.00

Item G.    (1)  Premium for Optional Extension Period:  50% of the total premium as provided in Clause VIII.
           (2)  Length of Optional Extension Period:  365 days.

Item H.    Notification pursuant to Clause VI shall be given to:

           Hanson & Peters, 311 South Wacker Drive, Suite 3500
           Chicago, Illinois 60606, U.S.A.

Item I.    Consolidated assets of Company: US$ 5,102,300,000

Dated in London:  5th August 1994

                      DIRECTORS AND OFFICERS AND COMPANY
                             REIMBURSEMENT POLICY

In consideration of the payment of the premium, in reliance on the statements in the Application and subject to all of the provisions of this Policy, Underwriters and the Assureds agree as follows:


I.   INSURING CLAUSES

     A. Underwriters shall pay on behalf of the Directors and Officers Loss resulting from any Claim first made during the Policy Period for a Wrongful Act.

     B. Underwriters shall reimburse the Company for Loss which the Company pays as idemnification to any of the Directors and Officers resulting from any Claim first made during the Policy Period for a Wrongful Act.

II.  DEFINITIONS

     The following terms whenever used in this Policy in boldface type shall have the meanings indicated.

     A.   Application means:

          (1) the application for this Policy or any Policy or which this Policy is a renewal, and

          (2) any materials submitted therewith, which shall be retained on file by Underwriters and be deemed attached hereto, as if physically attached hereto.

     B.   Assureds means the Company and the Directors and Officers.

     C. Claim means any judicial or administrative proceeding initiated against any of the Directors and Officers in which they may be subjected to a binding adjudication of liability for damages or other relief, including any appeal therefrom.

     D.   Company means:

          (1)  the Parent Company, and
          (2)  any Subsidiary
          (3) the entities scheduled in question No. 5(c) of the application dated June 6th 1994 in which 50% or less of the outstanding shares representing the present right to vote for the election of directors are owned by the Parent Company or one or more of its Subsidiaries at the inception of this policy.
          (4)  any unincorporated division
          (5)  Gillette Charitable Foundation.

     E.   Corporate Takeover means:

          (1) the acquisition by any person or entity of more than 50% of the outstanding securities of the Parent Company representing the present right to vote for the election of directors, or

          (2) the merger of the Parent Company into another entity such that the Parent Company is not the surviving entity, or

          (3) the consolidation of the Parent Company with another entity, or the acquisition of substantially all of the assets of the Parent Company by another entity, or

          (4) the appointment of a conservator, receiver or administrator to manage the affairs of the Parent Company, or

          (5)  the Parent Company ceasing to be publicly held.

     F. Costs, Charges and Expenses means reasonable and necessary legal fees and expenses incurred by the Directors and Officers in defense and investigation of any Claim and cost of attachment or similar bonds but shall not include:

          (1) salaries, wages, overhead or benefit expenses associated with officers or employees of the Company, or

          (2) any amounts incurred in defense of any Claim for which any other insurer has a duty to defend and is so defending.

     G. Directors and Officers means all persons who were, now are, or shall be

          (1)  a)  directors or officers of the Company
               b) general managers, area general managers and group general managers of the Company.

               or their equivalent in countries where not so titled including their estates, heirs, legal representatives or assigns in the event of their death, incapacity or bankruptcy.

          (2) the lawful spouse of a director or officer, but only to the extent such person is a party of any Claim solely in his or her capacity as spouse of any director or officer of the Company and only for the purposes of any Claim seeking damages recoverable from marital community property, property jointly held by the director or officer and spouse, or property transferred from the director of officer to the spouse.

     H. Interrelated Wrongful Acts means Wrongful Acts which have as a common nexus any fact, circumstance, situation, event, transaction or series of facts, circumstances, situations, events or transactions.

     I. Loss means damages, settlements and Costs, Charges and Expenses incurred by any of the Directors and Officers, but shall not include:

          (1) punitive or exemplary damages or that portion of any multiplied damages award which exceeds the amount multiplied;

          (2) taxes, criminal or civil fines or penalties imposed by law; or

          (3) matters deemed uninsurable under the law pursuant to which this Policy shall be construed.

     J.   Optional Extension Period means the period described in Clause VIII.A.

     K.   Parent Company means the entity named in item A. of the Declarations.

     L. Policy Period means the period from the effective date and hour of this Policy to the Policy expiration date and hour as set forth in item B. of the Declarations, or its earlier cancellation date and hour, if any,or the end of the Optional Extension Period, if purchased.

     M. Subsidiary means any corporate entity while more that 50% of the outstanding securities representing the present right to vote for the election of such entity's directors are owned by the Parent Company directly or indirectly, if such entity:

          (1) was so owned prior to the inception date of this Policy and was insured under a policy of which this Policy is a renewal; or

          (2) was so owned on the inception date of this Policy and is named in the Application; or

          (3) becomes so owned after the inception date of this Policy provided the assets of the entity do not exceed 20% of the consolidated assets of the Company as set forth in item I. of the Declarations; or

          (4) becomes so owned after the inception date of this Policy provided that if the assets of the entity exceed 20% of the consolidated assets of the Company as set forth in item I of the Declarations the provisions of Clause VII.B. must be fulfilled.

     N. Wrongful Act means any actual or alleged error, omission, misstatement, misleading statement, neglect, breach of duty or negligent act by any of the Directors and Officers, while acting solely in their capacity as

          (1)  a director or officer of the Company.

          (2)  a director of officer or trustee of

               a)  Boston Municipal Research Bureau
                   Greater Boston Chamber of Commerce
                   Greater Boston Legal Services Corporation Massachusetts Taxpayers Foundation
                   New England Legal Foundation
                   Park Street Corporation
                   World Affairs Council Boston

               but only in the case of Mr. Joseph E. Mullaney,

               b)  Massachusetts Business Roundtable
                   Massachusetts Mutual Life Insurance Co
                   Polaroid Corporation
                   Repligen Corporation
                   University Hospital
                   The Square D Company

               but only in the case of Mr. Alfred M. Zeien.

          (3) solely for the purposes of the coverage provided through Insuring Clause 1A a director or officer or trustee of

               Bank of Boston Corporation
               First National Bank of Boston
               Raytheon Corporation

               but only in the case of Mr. Alfred M. Zeien.

          or any matter claimed against him solely by reason of his serving in such insured capacity.

III. EXCLUSIONS

     Underwriters shall not be liable to make any payment in connection with any
     Claim:
     A. for actual or alleged bodily injury, sickness, disease, death, false arrest, false imprisonment, assault, battery, invasion of privacy, or damage to or destruction of tangible property (including loss of use thereof); and, except to the extent a Claim is made for wrongful termination of employment, wrongful discharge, retaliatory discharge, discrimination on the basis of age or gender or race or religion or handicap or national origin, reverse discrimination or wrongful interference with expectation of continued employment, libel, slander, defamation, mental anguish and emotional distress.

     B. based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving:

          (1) any Wrongful Act or any fact, circumstance or situation which has been the subject of any notice given prior to the Policy Period under any Directors and Officers Liability Policy, or

          (2) any other Wrongful Act whenever occurring, which together with a Wrongful Act which has been the subject of such notice, would constitute Interrelated Wrongful Acts;

     C. to the extent it is insured under any other existing valid policy, whether such insurance is stated to be primary, contributory, excess, contingent or otherwise and regardless of whether or not any Loss in connection with such Claim is collectible or recoverable under such other policy unless such other policy is written only as specific excess insurance over this Policy; provided, however, this exclusion shall not apply to the amount of Loss which is in excess of the amount of any deductible and the limit of liability of such other policy where such Claim is otherwise covered by this Policy;

     D. based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving, actual or alleged seepage, pollution or contamination of any kind;

     E. for violation of the Employee Retirement Income Security Act of 1974 as amended (or any regulations promulgated thereunder) or similar provisions of any federal, state or local statutory or common law in connection with any employment benefit or welfare plan(s) subject to ERISA and sponsored by the Company;

     F. by, on behalf of, or at the direction of any of the Assureds, except and to the extent such Claim

          a) is brought derivatively by a security holder of the Company who, when such Claim is first made, is acting independently of all of the Assureds, or

          b) alleges wrongful termination of employment, wrongful discharge, retaliatory discharge, discrimination on the basis of age or gender or race or religion or handicap or national origin, reverse discrimination or wrongful interference with expectation of continued employment.

          c) is brought or maintained by one of the Directors and Officers for contribution or indemnity, if the Claim directly results from another Claim covered under this Policy.

     G. brought about or contributed to in fact by any dishonest, fraudulent or criminal act or omission, or any personal profit or advantage gained by any of the Directors and Officers to which they were not legally entitled;

     H. for the return by any of the Directors and Officers of any remuneration paid to them without the previous approval of the appropriate governing body of the Company, which payment without such previous approval shall be held by the court to be in violation of the law;

     I. against any of the Directors and Officers of any Subsidiary based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving:

          (1) any Wrongful Act occurring prior to the date such entity became a Subsidiary or subsequent to the date such entity ceased to be a Subsidiary, or

          (2) any Wrongful Act occurring while such entity was a Subsidiary which, together with a Wrongful Act occurring prior to the date such entity became a Subsidiary would constitute interrelated Wrongful Acts;

          It is provided, however, that this Exclusion shall not apply to Parker Pen Company.

     J. based upon, arising out of, directly or indirectly, resulting from on in consequence of, or in any way involving, any Wrongful Act actually or allegedly committed subsequent to a Corporate Takeover;

     K. based upon, arising out of, directly or indirectly resulting from or in consequence of, or in any way involving, their services as directors, officers or employees of any entity other that the Company; provided, however, this Exclusion shall not apply to Loss resulting from any Claim to the extent that,

          (1)  coverage is provided by virtue of Clause II DEFINITION N. and

          (2) such loss is excess of any indemnification actually made by any outside entity or any of its insurers.

No Wrongful Act shall be imputed to any other person for the purpose of determining the applicability of Exclusions G. and H.

IV. LIMIT OF LIABILITY AND RETENTIONS

     A. Underwriters shall be liable to pay the percentage of Loss set forth in Item E. of the Declarations in excess of the amount of the applicable Retention up to the Limit of Liability, it being warranted that the remaining percentage of Loss shall be uninsured.

     B. The amount shown in Item C. of the Declarations shall be the maximum aggregate Limit of Liability of Underwriters under the Policy.

     C. More than one Claim involving the same Wrongful Act or Interrelated Wrongful Acts shall be deemed to constitute a single Claim and shall be deemed to have been made at the earliest of the following times:

         (1) the time at which the earliest Claim involving the same Wrongful Act or Interrelated Wrongful Acts is first made, or

         (2) the time at which the Claim involving the same Wrongfull Act or Interrelated Wrongful Acts shall be deemed to have been made pursuant to Clause VI.B.

     D. In the event a Claim is covered in part under both Insuring Clauses I.A. and I.B. the Retentions set forth in Item D. of the Declarations shall be applied separately to that part of the Loss resulting from such Claim covered by each Insuring Clause. The sum of the Retentions so applied shall constitute the Retention applicable to such Claim. The total Retention as finally determined shall in no event exceed the Retention applicable to Insuring Clause I.B.

     E. The Retention applicable to Insuring Clause I.B. shall apply to Loss resulting from any Claim if indemnification by the Company is required by law or is legally permissible to the fullest extent permitted by law, regardless of whether or not actual indemnification is made, unless the Company is unable to make such actual indemnification by reason of its insolvency.

     F.  Payments of Loss by Underwriters shall reduce the Limit of Liability.

     G. Underwriters shall reimburse Loss pursuant to Insuring Clause I.B. only upon the final disposition of any Claim. Underwriters shall pay Costs, Charges and Expenses pursuant to Insuring Clause I.A. no more than once every 90 days.

V.  SETTLEMENTS AND DEFENSE

     A. No settlements shall be made and no Costs, Charges and Expenses shall be incurred without Underwriters' consent, such consent not to be unreasonably withheld.

     B. It shall be the duty of the Directors and Officers and not the duty of Underwriters to defend Claims.

VI.  Notification

     A. The Assureds shall, as a condition precedent to their rights to payment under this Policy, give to Underwriters notice in writing of any Claim as soon as practicable but in no event later than 60 days after the end of the Policy Period.

     B. If during the Policy Period the Assureds first become aware of a specific Wrongful Act, and if the Assureds during the Policy Period give written notice to Underwriters of:

          (1)  the specific Wrongful Act, and

          (2)  the consequences which have resulted or may result therefrom, and

          (3) the circumstances by which the Assureds first became aware thereof,

          then any Claim made subsequently arising out such Wrongful Act shall be deemed for the purposes of this Policy to have been made at the time such notice was first given.

     C. Notice to Underwriters provided for in Clause VI. shall be given to the firm shown under Item H. of the Declarations.

VII. General Conditions

     A.   Warranty Clause

          It is warranted that the particulars and statements contained in the Application, a copy of which is attached hereto, are the basis of this Policy and are to be considered as incorporated into and constituting a part of this Policy.

          By acceptance of this Policy the Assureds agree:
          (1) that the statements in the Application are their representations that they shall be deemed material to the acceptance of the risk or the hazard assumed by Underwriters under this Policy and that this Policy is issued in reliance upon the truth of such representations;

          (2) that in the event that the Application contains misrepresentations made with the actual intent to deceive, which materially affect either the acceptance of the risk or the hazard assumed by Underwriters under this Policy, this Policy in its entirety shall be void and of no effect whatsoever, and

          (3) that this Policy shall be deemed to be a single unitary contract and a not severable contract of insurance or a series of individual contracts of insurance with each of the Assureds.

     B.   Adjustment Clause
          (1) This Policy is issued and the premium computed on the basis of the information submitted to Underwriters as part of the Application. In the event the Company acquires any other entity or acquires substantially all of the assets of another entity, or merges with another entity such that the Company is the surviving entity, and such acquisition or merger involves assets that exceed 20% of the consolidated assets of the Company as set forth in Item I of the coverage declarations, or creates or acquires a Subsidiary as defined in clause II.M. (4) after the inception of this Policy, no coverage shall be afforded for any Loss in any way involving the assets acquired or the assets, liabilities, directors or employees of the entity acquired or merged with, or such Subsidiary unless:

               (a) written notice of such transaction or event is given to Underwriters by the Parent Company, and

               (b) the Parent Company provides Underwriters with such information in connection therewith as Underwriters may deem necessary, and

               (c) the Assureds accept any special terms, conditions, exclusions or additional premium charge as may be required by Underwriters, and

               (d) Underwriters, at their sole discretion, agree to provide such coverage.

          (2) In the event any entity ceased to be a Subsidiary as defined herein after the inception date of this Policy, or of any policy of which this Policy is a renewal or replacement, this Policy, subject to its terms shall continue to apply to any of the Directors and Officers who were directors or officers of such Subsidiary with respect to Claims first made during the Policy Period for Wrongful Acts committed or allegedly committed prior to the time such entity ceased to be a Subsidiary.

     C.   Cancellation Clause

          (1) By acceptance of this Policy, the Assureds hereby confer the exclusive power and authority to cancel this Policy on their behalf to the Parent Company. Such entity may cancel this Policy by surrender thereof to Underwriters, or by mailing to Underwriters written notice stating when thereafter such cancellation shall be effective. The mailing of such notice shall be sufficient notice and the effective date of cancellation stated in the notice shall become the end of the Policy Period. Delivery of such written notice shall be equivalent to mailing.

          (2) This Policy may be cancelled by Underwriters by mailing to the Parent Company written notice stating when, not less than 90 days thereafter, such cancellation shall be effective. The mailing of such notice shall be sufficient notice and the effective date of cancellation stated in the notice shall become the end of the Policy Period. Delivery of such written notice by Underwriters shall be equivalent to mailing. If the foregoing notice period is in conflict with any governing law or regulation, then such period shall be amended to afford the minimum notice period permitted thereunder.

          (3) If this Policy is cancelled pursuant to (1) hereinabove, Underwriters shall retain the customary short rate proportion of the premium hereon. If this Policy is cancelled pursuant to (2) hereinabove, Underwriters shall retain the pro rata proportion of the premium hereon. Payment or tender of any unearned premium by Underwriters shall not be a condition precedent to the effectiveness of cancellation.

     D.   Company Authorization Clause

          By acceptance of this Policy the Assureds agree that the Parent Company will act on their behalf with respect to the giving of all notices to Underwriters, the receiving of notices from Underwriters, the payment of the premium and the receipt of any return premium.

VIII. OPTIONAL EXTENSION PERIOD

     A. If this Policy is cancelled pursuant to Clause VII.C.(2) or if Underwriters refuse to renew this Policy for reasons other than non-payment of premium or non-compliance with the terms and conditions of this Policy, then the Parent Company shall have the right, upon payment of an additional premium calculated at that percentage shown in Item G. (1) of the Declarations of the total premium for this Policy, to an extension of the coverage granted by this Policy with respect to any Claim first made during the period of time set forth in Item G. (2) of the

          Declarations after the effective date of such cancellation or, in the event of such refusal to renew, after the Policy expiration date, but only with respect to any Wrongful Act committed before such date.

     B. The quotation of a different premium, retention or limit of liability for renewal does not constitute a cancellation or refusal to renew for the purposes of this provision.

     C. As a condition precedent to the right to purchase the Optional Extension Period, the total premium for this Policy must have been paid. The right to purchase the Optional Extension Period shall terminate unless written notice together with full payment of the premium for the Optional Extension Period is given to Underwriters within 30 days after the effective date of cancellation, or, in the event of a refusal to renew, within 30 days after the Policy expiration date. If such notice and premium payment is not so given to Underwriters, there shall be no right to purchase the Optional Extension Period.

     D. In the event of the purchase of the Optional Extension Period, the entire premium therefor shall be deemed earned at its commencement.

     E. In the event the Optional Extension Period is purchased it shall terminate forthwith on the effective date of any contract of insurance or indemnity which replaces the coverage afforded by this Policy through the Optional Extension Period either in whole or in part, and in the event the Optional Extension Period is so terminated, Underwriters shall refund pro rata any unearned premium for the unexpired period of such extension.

     F. The exercise of the Optional Extension Period shall not in any way increase the Limit of Liability of Underwriters.

IX.  ASSISTANCE, COOPERATION AND SUBROGATION

     The Assureds agree to provide Underwriters with such information, assistance and cooperation as Underwriters or their counsel may reasonable request and they further agree that they shall not take any action which in any way increases Underwriters' exposure under this Policy.

     In the event of any payments under this Policy, Underwriters shall be subrogated to the Assureds' rights of recovery therefor against any person or entity. The Assureds shall execute all papers required and shall do everything that may be necessary to secure and preserve such rights including the execution of such documents as are necessary to enable Underwriters effectively to bring suit in their name, and shall provide all other assistance and cooperation which Underwriters may reasonably require.

X.   ASSIGNMENTS AND ACTION AGAINST UNDERWRITERS

     No action shall lie against Underwriters unless, as a condition precedent thereto, the Assureds shall have fully complied with all of the terms of this Policy, nor until the amount of the Assureds obligation to pay shall have been fully and finally determined either by judgement against them or by written agreement between them, the claimant and Underwriters. Nothing contained herein shall give any person or organization any right to join Underwriters as a party to any Claim against the Assureds to determine their liability, nor shall Underwriters be impleaded by the Assureds of their legal representative in any Claim. Assignment of interest under this Policy shall not bind Underwriters unless their consent is endorsed hereon.


XI.  ENTIRE AGREEMENT

     By acceptance of this Policy, the Assureds agree that this Policy embodies all agreements existing between them and Underwriters or any of their agents relating to this insurance. Notice to any agent or knowledge possessed by any agent or other person acting on behalf of Underwriters shall not effect a waiver or a change in any part of this Policy or estop Underwriters from asserting any right under the terms of this Policy, nor shall the terms be waived or changed except by written endorsement or rider issued by Underwriters to form a part of this Policy.

XII. SERVICE OF SUIT

     It is agreed that in the event of the failure of the Underwriters hereon to pay any amount claimed to be due hereunder, the Underwriters hereon at the request of the insured (or Reinsured), will submit to the jurisdiction of a Court or competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a waiver of Underwriters' rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any State in the United States. It is further agreed that service of process in such suit may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019-6829, and that in such suit instituted against any one of them upon this contract. Underwriters will abide by the final decision of such court or of any Appellate Court in the event of an appeal.

     The above-named are authorized and directed to accept service of process on behalf of Underwriters in any such suit and/or upon the request of the Insured (or Reinsured) to give a written undertaking to the Insured (or Reinsured) that they will enter a general appearance upon Underwriters' behalf in the event such a suit shall be instituted.

     Further, pursuant to the statute of any state, territory or district of the United States which makes provision therefore, Underwriters hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Insured (or Reinsured) or any beneficiary hereunder arising out of this contract of insurance (or reinsurance), and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

U.S.A.
- ------

  NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - DIRECT (BROAD)
     (Approved by Lloyd's Underwriters' Non-Marine Association)

For attachment to insurances of the following classifications in the U.S.A., its Territories and Possessions, Puerto Rico and the Canal Zone:-
     Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability), not being insurances of the classifications to which the Nuclear Incident Exclusion Clause - Liability - Direct (Limited) applies.

This Policy*
- -----------

                                                          does not apply:-
1. Under any Liability Coverage, to injury, sickness, disease, death or destruction

     (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or
     (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.


2. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief, to expenses incurred with respect to bodily injury, sickness, disease or death resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

3. Under any Liability Coverage, to injury, sickness, disease, death or destruction resulting from the hazardous properties of nuclear material, if

     (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;
     (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or
     (c) the injury, sickness, disease, death or destruction arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility.

4.   As used in this endorsement:
     "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material", "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act 1954 or in any law amendatory thereof' "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization of any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

     (a)  any nuclear reactor,
     (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,
     (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 or any combination thereof, or more than 250 grams of uranium 235,
     (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any appparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material.

     With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property.
It is understood and agreed that, except as specifically provided in the foregoing to the contrary, this clause is subject to the terms, exclusions, conditions and limitations of the Policy to which it is attached.


*NOTE:-As respects policies which afford liability coverages and other forms of coverage in addition, the words underlined should be amended to designate the liability coverage to which this clause is to apply.

17/3/60
N.M.A. 1256




U.S.A.
- ------

        RADIOACTIVE CONTAMINATION EXCLUSION CLAUSE - LIABILITY - DIRECT

          (Approved by Lloyd's Underwriters' Non-Marine Association)

For attachment (in addition to the appropriate Nuclear Incident Exclusion Clause - Liability - Direct) to liability insurances affording worldwide coverage.

In relation to liability arising outside the U.S.A. its Territories or Possessions, Puerto Rico or the Canal Zone, this Policy does not cover any liability of whatsoever nature directly or indirectly caused by or contributed to by or arising from ionising radiations or contamination by radioactivity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel.

13/2/64
N.M.A. 1477

                                 LINES CLAUSE

This Insurance, being signed for 90.00%, of 100% insures only that proportion of
                                            ---
any loss, whether total or partial, including but not limited to that proportion of associated expenses, if any, to the extent and in the manner provided in this Insurance.

The percentages signed in the Table are percentages of 100% of the amount(s) of
                                                       ---
insurance stated herein.


N.M.A. 2419



                           SEVERAL LIABILITY NOTICE

The subscribing insurers' obligations under policies to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.

LSW 1001

               (THIS IS AN APPLICATION FOR A CLAIMS MADE POLICY)

                              RENEWAL APPLICATION
                                      FOR
      DIRECTORS' AND OFFICERS' AND COMPANY REIMBURSEMENT INDEMNITY POLICY

NOTICE: THE POLICY FOR WHICH APPLICATION IS MADE (THE "POLICY"), SUBJECT TO ITS TERMS, APPLIES ONLY TO ANY "CLAIM" (AS DEFINED IN THE POLICY) MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED AS "COSTS, CHARGES, AND EXPENSES" ("AS DEFINED IN THE POLICY") AND "COSTS, CHARGES, AND EXPENSES" SHALL BE APPLIED TO THE RETENTIONS. THE POLICY DOES NOT PROVIDE FOR ANY DUTY BY UNDERWRITERS TO DEFEND THOSE INSURED UNDER THE POLICY.


- --------------------------------------------------------------------------------

GENERAL INSTRUCTIONS FOR COMPLETING THIS APPLICATION:

1.   Please type or print in ink.

2.   Please read carefully and answer all questions.  If a question is not
                                      ---
     applicable, so state. If space is insufficient to answer any question fully, attach a separate sheet.

3.   The original Renewal Application must be submitted.

4. The Chairman of the Board or the President must sign and date this Renewal Application.

5.   This Renewal Application and all exhibits shall be held in confidence.

6. Please read the Policy for which application is made (the "Policy") prior to completing this Renewal Application.

7. The terms as used herein shall have the meaning stated in Paragraph II, Definitions, of the Policy.


- --------------------------------------------------------------------------------

1.   Name of Parent Company   The Gillette Company
                            ----------------------------------------------------

     Address   Prudential Tower Building
             -------------------------------------------------------------------
                (Number)         (Street)

                Boston                      MA                  02199-3799
               ----------------------------------------------------------------
               (City)                     (State)               (Zip Code)


2.   The Parent Company has continuously been in business since

               / 1901
     -----------------------
     (Month)       (Year)


3.   The Parent Company has continually paid cash dividends on its:

     (a)  Common Stock since     1905     (b) Preferred Stock
                             ------------
          since  12/31/90 (Series C).
          ---------------------------------------

4. Complete the following in respect of all classes of shares issued by the Parent Company: as of 03/01/94.

                                          1         2         3         4
                                         --        --        --        --
                                                           Series C
     Class of shares                      Common           Preferred
                                          ------  -----    ---------  -----

     Number of shares outstanding    220,979,835           164,216
                                     -----------  -----    -------    -----

     Number of shares owned by
     Directors (directly and/or
     beneficially)                    24,449,189                18
                                     -----------  -----    -------    -----

     Number of shares owned by
     Executive Officers who are not
     directors (directly and/or
     beneficially)                       235,195                77
                                     -----------  -----    -------    -----


5.   (a)  Total number of wholly owned Subsidiaries as of March 1, 1994:

                Domestic    58                      Foreign   175
                         --------                           --------

          List all such Subsidiaries for which coverage is requested and the date created or acquired:
                                    --------------------------------------------

           1) Coverage requested for all subsidiaries - see December 15, 1993
          ---------------------------------------------------------------------

              listing attached;
          ----------------------------------------------------------------------


           2) Coverage requested for all unincorporated divisions of the listed
          ----------------------------------------------------------------------

              subsidiaries.
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     (b) Total number of controlled Subsidiaries (more than 50% but less than 100% owned) as of March 1, 1994:

                Domestic    0                      Foreign     8
                         --------                           --------

5. (c) List all such Subsidiaries for which coverage is requested and the date created or acquired:
                                   -----------------------------------------
          Coverage requested for all - details on attached listing dated
          ------------------------------------------------------------------
          April 5, 1994, including the following subsidiaries in which
          ------------------------------------------------------------------
          The Gillette Company has an interest of 50% or less:
          ------------------------------------------------------------------
            Intermaghreb (80% of 51% through Gillette Interlame S.A.)
          ------------------------------------------------------------------
            Shenmei Daily Use Products Limited Company (50%)
          ------------------------------------------------------------------

          ------------------------------------------------------------------

6. (a) Does any person or entity (other than the Company) own 10% or more of any entity described in 5.(b) above?

                                               Yes  X            No
                                                  -----            -----

          If yes, give details: (as of March 15, 1994)

          Societe Matron               12%        Gillette Morocco
          Shanghai Razor Blade
            Factory                    30%        Gillette (Shanghai) Limited
          House of Poddar              19.9%      Indian Shaving Products
          Societe Matron               29%        Intermaghreb
          Professeur M. Benomar        20%        Intermaghreb
          National Investment Trust    23.25%     Interpak Shaving Products
          E. Trismitro                 25%        P.T. Gillette Indonesia
          Leninets                     35%        Petersburg Products
                                                  International
          Shenyang Daily Use
            Metal Industry Co.         50%        Shenmei Daily Use Products
                                                  Limited Company

     (b) Does any person or entity own 10% or more of any class of shares issued by the Parent Company?

                                               Yes  X            No
                                                  -----            -----

          If yes, give details:
                               ------------------------------------------------
          Berkshire Hathaway, Inc., 1440 Kiewit Plaza, Omaha, Nebraska,
          ---------------------------------------------------------------------
          beneficially owns 24,000,000 shares of the company's common stock
          ---------------------------------------------------------------------
          (10.9% of the outstanding common stock of the Company). The Gillette
          ---------------------------------------------------------------------
          Company's 1990 Employee Stock Ownership Plan owns 100% of the
          ---------------------------------------------------------------------
          outstanding shares of the company's Series C cumulative convertible
          ---------------------------------------------------------------------
          preferred stock.
          ---------------------------------------------------------------------

7. (a) Complete the following for each of the Parent Company's last four fiscal years (use consolidated figures):

                                                 ($ Millions)
Year                                1993       1992        1991       1990
                                    ----       ----        ----       ----
Total Consolidated Assets          5,102.3    4,189.9    $3,886.7    3,671.3
                                   -------    -------     -------    -------

Current Assets                     2,528.0    2,336.2     2,177.8    2,093.5
                                   -------    -------     -------    -------

Current Liabilities                1,760.3    1,560.8     1,484.6    1,307.9
                                   -------    -------     -------    -------

Shareholders Equity                1,479.0    1,496.4     1,157.1      265.4
                                   -------    -------     -------    -------

Net Income                           288.3      513.4       427.4      367.9
                                   -------    -------     -------    -------

Net Income Per Share                   1.29       2.32        1.94       1.60
                                    -------    -------     -------    -------

Dividends Per Share                     .84        .72         .62        .54
                                    -------    -------     -------    -------

Sales/Revenues                     5,410.8    5,162.8     4,683.9    4,344.6
                                   -------    -------     -------    -------

Long Term Debt                       840.1      554.2       742.2    1,045.7
                                   -------    -------     -------    -------

Short Term Debt                      917.0      475.8       460.0      370.3
                                   -------    -------     -------    -------

     (b) Has the Company at any time over the last five years been in breach of any of its debts covenants or loan agreements?

                                     Yes                No   X
                                        ------            ------

8. Has the Company at any time over the last five years been involved in any policy dispute with any of its insurers (on any class of business)?


                                     Yes  X             No
                                        ------            ------

     If yes, give details:  Commercial Union Insurance Company over coverage
                          --------------------------------------------------
     for CERCLA liability arising out of two Superfund sites. The matter was
     -----------------------------------------------------------------------
     settled without litigation.
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

9.   Give details of the Company's current directors' and officers' insurance:

                   (1)          (2)           (3)         (4)          (5)

     Insurer:     Lloyds     London Cos.   Aetna C&S      CODA         ACE
               ----------------------------------------------------------------

     Limit:    $10,000,000  $10,000,000  $20,000,000  $20,000,000  $10,000,000
               ----------------------------------------------------------------

     Period:     6/1/93-4     6/1/93-4    6/1/93-4  06/01/93-6/01/96  6/01/93-4
               ----------------------------------------------------------------

     Retention:  $1,000,000  Corporate Reimbursement
               ----------------------------------------------------------------

     Annual
     Premium:     $476,303    $179,546    $300,000       $140,000     $155,000
               ----------------------------------------------------------------

10. (a) Has the Company under consideration at the present time or does it contemplate any acquisitions, tender offers or mergers?

                                   Yes                   No  X
                                      ------               ------

          If yes, give details:  None that have been publicly disclosed.
                               -------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     (b) Complete the following for all acquisitions made over the last five years which have increased the total assets of the Company by 5% or more:

                                      Asset
          Entity        Date          Value at       Purchase      Method of
          Acquired      Acquired      Date Acquired  Price         Payment
          Parker Pen    May 7, 1993   (Book Value                  Borrowing
          -----------   -----------   ------------   ---------     ------------

          Holdings                    (Approx.)                    See Page 5
          -----------   -----------   ------------   ---------     ------------

          Limited                     $220,000,000   $450,000,000  of 09/30/93
          -----------   -----------   ------------   ------------  ------------

                                                                   10Q
          -----------   -----------   ------------   ---------     ------------

11. Has the Company ever repurchased its own shares at a price in excess of the market value at the time?

                                           Yes                    No
                                              -----                 -----

     If yes, give details:  Please refer to previous Applications.
                          ------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------


12. Has the Company at any time over the last five years changed its accountants or external general counsel?

                                           Yes                    No  X
                                              -----                 -----

     If yes, give details including reasons for changes:
                                                        ------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------


13.  Has the Company:

     (a) filed within the past 18 months or contemplated filing within the next 12 months any registration statement with the Securities and Exchange Commission for a public offering of securities?

                                           Yes  X                 No
                                              -----                 -----
     If yes, furnish copy of prospectus.

          See Forms S-3 and Form S-8.

     (b) issued within the past 18 months or contemplated issuing within the next 12 months any share (common or otherwise)?

                                           Yes  X                 No
                                              -----                 -----

     If yes, give details:  See Form S-8.
                          ------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------


14. The following officer of the Parent Company is designated to receive any and all notices from Underwriters of their authoized representative(s) concerning this insurance:
                               ------------------------------------------
              Lloyd B. Swaim, Vice President and Treasurer
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------


15. List the date at the end of each of the last eight calendar quarters and the corresponding closing price for shares of the Parent Company's common stock:

                         DATE                PRICE
                         ----                -----

                        06/30/92             47 5/8
                        --------             ------

                        09/30/92             57 3/8
                        --------             ------

                        12/31/92             56 7/8
                        --------             ------

                        03/31/93             60 1/2
                        --------             ------

                        06/30/93             55 1/8
                        --------             ------

                        09/30/93             57 1/2
                        --------             ------

                        12/31/93             59 5/8
                        --------             ------

                        03/31/94             63 1/4
                        --------             ------

16.  Have any filings been made concerning the Company pursuant to
     Section 13.(d) of the Securities Exchange Act of 1934 during the last two years?

                                           Yes                    No  X
                                              -----                 -----


17. Has the Company made any filing pursuant to Section 13.(d) of the Securities Exchange Act of 1934 during the last two years?

                                           Yes                    No  X
                                              -----                 -----

     If yes, attach a copy of each such filing.


18. What percentage of the Parent Company's common stock was sold and purchased during the last 12 months? 59% For the year ended December 31, 1993
                               ------------------------------------------------


19. The Company has not been involved in or had any knowledge of any pending anti-trust, price-fixing, tax, copyright, patent litigation or governmental regulatory or administrative proceedings since the date of the previous application except as follows (if answer is none, so state):

     1) Antitrust: Suit brought by Scripto-Tokai Corporation related to a patent
     ---------------------------------------------------------------------------
        infringement suit brought by the Company against Scripto-Tokai
     ---------------------------------------------------------------------------
        Corporation alleging among other things, monopolization of erasable ink
     ---------------------------------------------------------------------------
        pen market by obtaining and defending patents for erasable ink pens.
     ---------------------------------------------------------------------------
     2) Patents: None other than previously noted.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

20. It is agreed that this Renewal Application is supplemental to Application(s) for all policies of which the Policy would be a renewal, and that such Application(s), together with the Renewal Application and any materials submitted herewith (which shall be retained on file by Underwriters and shall be deemed attached hereto, as if physically attached hereto) constitute the complete Application which shall be the basis of the Policy and will be attached to and become part of the Policy.

21. It is agreed that in the event there is any material change in the answers to the questions contained herein prior to the effective date of the Policy, the applicant will notify Underwriters and, at the sole discretion of Underwriters, any outstanding quotations may be modified or withdrawn.

22. Attached and made a part of the Renewal Application by reference are the following materials regarding the Parent Company: (a) two copies of the Last Annual Report to Stockholders (b) two certified copies of the provisions of the Charter or By-Laws covering Indemnification of Directors and Officers, and (c) two copies of the Notice to Stockholders and the Proxy Statement for either the last or the next annual meeting. Underwriters are hereby authorized to make any investigation and inquiry in connection with this Renewal Application as they may deem necessary.

23. The undersigned declares that to the best of his/her knowledge the statements herein are true. Signing of this Renewal Application does not bind the undersigned to complete the insurance, but it is agreed that this Renewal Application, shall be the basis of the contract should a Policy be issued, and this Renewal Application will be attached to and become a part of such Policy, if issued. Underwriters are hereby authorized to make any investigation and inquiry in connection with this Renewal Application as they may deem necessary.

                                       Signed      /s/ Alfred M. Zeien
                                              ----------------------------------
                                                     Must be Signed By
                                              Chairman of the Board or President
                                                     of Parent Company

                                       Capacity Chairman of the Board and
                                               ---------------------------------
                                                Chief Executive Officer
                                                --------------------------------

                                       Company The Gillette Company
                                              ----------------------------------


                                       Date    June 6, 1994
                                           -------------------------------------


                                       Submitted by
                                                    ----------------------------
                                                         (Agent)

                                       Date
                                            -----------------------------------

- --------------------------------------------------------------------------------
[LOGO APPEARS HERE]

   The Table of Syndicates referred to on the face of this Policy follows:

- -----------------------------------------------------------------------------------------------------------
FOR LPSO USE ONLY     BROKER     LPSO No. & DATE       FOR LPSO USE ONLY     BROKER     LPSO No.  & DATE
               27     0757       61378  30/08/94                     28      0757       61378   30/08/94
- ----------------------------------------------------- -----------------------------------------------------
AMOUNT, PERCENTAGE    SYNDICATE  UNDERWRITER'S  PAGE   AMOUNT, PERCENTAGE    SYNDICATE  UNDERWRITER'S  PAGE
 OR PROPORTION                    REFERENCE       1      OR PROPORTION                    REFERENCE      2
                                                ----                                                   ----
PERCENT                                                 PERCENT
15.0000                 79       424YADB7251A           0.8505                991       0093294AA000
15.0000                839       8416BC799040           0.5443                546       TB600D94A414
10.0000                861       11A41817V02B           6.8037               1173       ALDPAA41004P
 4.0000                484       XSP292D0012Q           0.6804               1003       C671C0062038
 2.0000                858       XSP292D0012Q           4.0822                190       0837N01468
 5.1028               1007       GC951N94A409          11.3494               1212       AC645A94AD43
 2.3813                623       L0799V94ANPD
 3.4018                435       25105800              THE LIST OF UNDERWRITING MEMBERS
 1.3607               1047       Y0191Z94A              OF LLOYDS IS NUMBERED 1994/  8
 1.3607                205       481N00242FPA
 1.0206                672       C75XAE30403D
 0.5103                122       CN463D94A200
 1.1906               1215       426FD00546AA
 1.3607               1038       RCCN03658JPL
 2.0000                204       06683656401
- ----------------------------------------------------- -----------------------------------------------------
  TOTAL LINE       NO. OF SYND.  FOR LPSO USE ONLY     TOTAL LINE          NO. OF SYND.  FOR LPSO USE ONLY
                                                        90.0000                21        USE 1 14804

[STAMP APPEARS HERE]                                       [STAMP APPEARS HERE]

                                 [TO COME]

                                                         Date: 8th August 1994
                                                         Policy No: 757/FD940228


                                 THE SCHEDULE


- --------------------------------------------------------------------------------

The Insured:                             THE GILLETTE COMPANY.


Premium:                                 US$29,050.90 part of US$290,509.00


Limits of Liability:                     10.00% of
                                         US$10,000,000 in the aggregate each
                                         policy year

                                         Excess of:-

                                         US$NIL/US$NIL Directors and Officers
                                         Liability

                                         US$1,000,000 Reimbursement Liability.


The Interest Insured:                    DIRECTORS AND OFFICERS LIABILITY
                                         --------------------------------
                                         AND REIMBURSEMENT FOR DIRECTORS
                                         -------------------------------
                                         AND OFFICERS LIABILITY.
                                         -----------------------
                                         As more fully set forth in the
                                         co-insuring Lloyd's policy.


Period of Insurance:

From: 1st June 1994 To: 1st June 1995 both days at 12.01 a.m. Local Standard Time and for such further period or periods as may be mutually agreed.

- --------------------------------------------------------------------------------

                              COINSURANCE CLAUSE

     It is warranted that this Policy shall run concurrently with and be subject to the same terms, provisions, and limitations as are contained in Policy No. 757/FD940228 issued by certain underwriting members at Lloyd's of London covering the identical subject matter and risk.

- --------------------------------------------------------------------------------

                           LIRMA
                           Company
The Insurers               Number            Proportion         Reference

- --------------------------------------------------------------------------------


NEW HAMPSHIRE
INSURANCE COMPANY
(PER AIG EUROPE
(UK) LIMITED)              N4395             10.00%             3370020294















                                         SEVERAL LIABILITY NOTICE

                          The subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.

                          LSW1001 08/94  (INSURANCE)

[LETTERHEAD OF LLOYD'S POLICY SIGNING OFFICE APPEARS HERE]



We, Underwriting Members of the syndicates whose definitive numbers and proportions are shown in the Table attached hereto (hereinafter referred to as 'the Underwriters'), hereby agree, in consideration of the payment to Us by or on behalf of the Assured of the premium specified in the Schedule, to insure against loss, including but not limited to associated expenses specified herein, if any, to the extent and in the manner provided in this Policy.

The Underwriters hereby bind themselves severally and not jointly, each for his own part and not one for another, and therefore each of the Underwriters (and his heirs, Executors and Administrators) shall be liable only for his own share of his syndicate's proportion of any such loss and of any such expenses. The identity of each of the Underwriters and the amount of his share may be ascertained by the Assured or the Assured's representative on application to Lloyd's Policy Signing Office, quoting the Lloyd's Policy Signing Office number and date shown in the Table.

If the Assured shall make any claim knowing the same to be false or fraudulent, as regards amount or otherwise, this Policy shall become void and all claim hereunder shall be forfeited.

In Witness whereof the General Manager of Lloyd's Policy Signing Office has signed this Policy on behalf of each of Us.




[Stamp Appears                                                     LLOYD'S
    Here]          /s/                                         POLICY SIGNING
                   LLOYD'S POLICY SIGNING OFFICE                   OFFICE
                   General Manager                               EMBOSSMENT
                                                                APPEARS HERE
                                                                ON ORIGINAL
                                                                  DOCUMENT

                             THE GILLETTE COMPANY

                                    EXCESS

                          DIRECTORS AND OFFICERS AND

                         COMPANY REIMBURSEMENT POLICY








DOXS89 AMENDED - MANUSCRIPT FORM

                                 DECLARATIONS
                       EXCESS DIRECTORS AND OFFICERS AND
                    COMPANY REIMBURSEMENT INDEMNITY POLICY

NOTICE: THIS POLICY SUBJECT TO ITS TERMS APPLIES TO ANY CLAIM MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED AS REASONABLE AND NECESSARY LEGAL FEES AND EXPENSES IN DEFENDING THE DIRECTORS AND OFFICERS. THIS POLICY DOES NOT PROVIDE FOR ANY DUTY BY UNDERWRITERS TO DEFEND THOSE INSURED HEREUNDER.

These Declarations along with the completed signed Application, including attachments, and the Policy with Endorsements shall constitute the contract between those insured hereunder and Underwriters.

Policy No.:        757/FD940229


Item A.      Named Insured:                      THE GILLETTE COMPANY

             Principal Address:                  Prudential Tower Building
                                                 Boston, MA 02199, USA.


Item B.      Policy Period:

             1st June 1994 to 1st June 1995 both days at 12:01 a.m. Standard Time At The Principal Address Stated in Item A.


Item C.      Limit of Liability:                 US$ 5,000,000 in the aggregate,
                                                 each Policy Year.

Item D.      Premium:  US$ 62,240.66 part of US$ 74,991.00


Item E. Notification to Underwriters pursuant to Clause V. shall be given to Hanson and Peters, 311 South Wacker Drive, Suite 5500, Chicago, Illinois 60606, USA.

Item F.      Form numbers of endorsements attached at issuance:

             NMA 1256 - Nuclear Incident Exclusion Clause
             NMA 1477 - Radioactive Contamination Exclusion Clause

Item G.   Primary Policy:

          Primary Insurer:              Lloyd's Underwriters and Companies.
          Policy No:                    FD940228
          Limits of Liability:          US$ 10,000,000
          Retentions/Deductibles:       Nil/Nil/US$ 1,000,000
          Participation/Co-Insurance:   Nil
          Policy Period:                from 1st June 1994
                                        to 1st June 1995

Item H.   Underlying Excess Policies:   Not Applicable

                       EXCESS DIRECTORS AND OFFICERS AND
                    COMPANY REIMBURSEMENT INDEMNITY POLICY

In consideration of the payment of the premium, in reliance upon the statements in the Application attached hereto and made a part hereof, subject to the Declarations made a part hereof and subject to all of the terms of this Policy, Underwriters agree as follows:-

I.   CONFORMANCE WITH PRIMARY POLICY
     -------------------------------

     Except as regards:

     (1)  the premium, and

     (2)  the amounts and limits of liability, and

     (3) the subject matter of Clauses II, III, IV, V, VI and VII, and additional endorsements as attached hereon

     (4)  as otherwise may be provided herein,

this Policy is subject to the same insuring clauses, definitions, terms, conditions, exclusions and other provisions as those set forth in the Primary Policy as described in the materials submitted to Underwriters in connection with the application for this Policy. No changes to the Primary Policy as so described shall be binding upon Underwriters under this Policy unless specifically endorsed hereon.

II.  DEFINITIONS
     -----------

     The following terms whenever used in this Policy shall have the meanings indicated.

     A. "Primary Policy" shall mean the policy identified in Item G. of the Declarations.

     B. "Underlying Policies" shall mean the policies identified in Items G. and H. of the Declarations.

     C. "Underlying Limit of Liability" shall mean the combined limits of liability of the Underlying Policies as set forth in Item G. and H. of the Declarations, less any reduction or exhaustion of said limits of liability due to payment of loss under said policies.

III. MAINTENANCE OF UNDERLYING POLICIES
     ----------------------------------

     This Policy provides excess coverage only. It is a condition precedent to the coverage afforded under this Policy that those insured hereunder maintain the Underlying Policies with retentions/deductibles, participation/co-insurance and limits of liability (subject to reduction or exhaustion as a result of loss payments), as set forth in Items G. and H. of the Declarations. This Policy does not provide coverage for any loss not covered by the Underlying Policies except and to the extent that such loss is not paid under the Underlying Policies solely by reason of the reduction or exhaustion of the Underlying Limits of Liability through payments of loss thereunder. In the event the insurer under one or more of the Underlying Policies fails to pay loss in connection with any claim as a result of the insolvency, bankruptcy or liquidation of said insurer, then those insured hereunder shall be deemed self-insured for the amount of the limit of liability of said insurer which is not paid as a result of such insolvency, bankruptcy or liquidation.

IV.  LIMIT OF LIABILITY
     ------------------

     A. Subject to Clause IV.B., Underwriters shall be liable to pay loss which is in excess of

          (1)   The  Underlying Limit of Liability plus

          (2)   the applicable retention or deductible under the Primary Policy up to the Limit of Liability as shown under Item C. of the Declarations resulting from each claim made against the directors and officers.

     B. The amount shown in Item C. of the Declarations shall be the maximum aggregate Limit of Liability of Underwriters for all loss resulting from all claims made against the directors and officers during the Policy Period, together with all claims made against the directors and officers which, in accordance with Clause IV.E. or Clause V.B., shall be deemed to have been made during the Policy Period.

     C. Underwriters shall be liable hereunder only after the insurers under each of the Underlying Policies have paid or have been held liable to pay the full amount of the Underlying Limit of Liability.

     D. Subject to Clause IV.B., in the event of the reduction or exhaustion of the Underlying Limit of Liability by reason of payment of loss, this Policy shall:

          (1)   in the event of reduction, pay excess of the reduced limits and

          (2) in the event of exhaustion, continue in force as primary insurance; provided, however that in the case of exhaustion this Policy shall only pay excess of the retention or deductible applicable to the Primary Policy as set forth in Item G. of the Declarations, which shall be applied to any subsequent loss in the same manner as specified in this Primary Policy.

     E. More than one claim involving the same wrongful act or related wrongful acts of one or more directors and officers shall be deemed to constitute a single claim and such single claim shall be deemed to have been made at the earliest of the following times:

          (1) the time the earliest claim involving the same wrongful act or related wrongful acts is first made, or

          (2) the time the claim involving the same wrongful act or related wrongful acts shall be deemed to have been made pursuant to Clause V.B., if applicable.

V.   NOTIFICATION
     ------------

     A. The Assureds shall, as a condition precedent to their rights to payment under this Policy, give to Underwriters notice in writing of any Claim as soon as practicable but in no event later than 60 days after the end of the Policy Period.

     B. If during the Policy Period the Assureds first become aware of a specific Wrongful Act, and if the Assureds during the Policy Period give written notice to Underwriters of:

          (1)   the specific Wrongful Act, and

          (2) the consequences which have resulted or may result therefrom, and

          (3) the circumstances by which the Assureds first became aware thereof,

          then any Claim made subsequently arising out of such Wrongful Act shall be deemed for the purposes of this Policy to have been made at the time such notice was first given.

     C. Notice to Underwriters provided for in Clause VI. shall be given to the firm shown under Item H. of the Declarations.

VI.  WARRANTY CLAUSE
     ---------------

          It is warranted that the particulars and statements contained in the Application, a copy of which is attached hereto, are the basis of this Policy and are to be considered as incorporated into and constituting a part of this Policy.

          By acceptance of this Policy the Assureds agree:

          (1) that the statements in the Application are their representations that they shall be deemed material to the acceptance of the risk or the hazard assumed by Underwriters under this Policy and that this Policy is issued in reliance upon the truth of such representations;

          (2) that in the event that the Application contains misrepresentations made with the actual intent to deceive, which materially affect either the acceptance of the risk or the hazard assumed by Underwriters under this Policy, this Policy in its entirety shall be void and of no effect whatsoever, and

          (3) that this Policy shall be deemed to be a single unitary contract and a not a severable contract of insurance or a series of individual contracts of insurance with each of the Assureds.

VII. SERVICE OF SUIT
     ---------------

     It is agreed that in the event of the failure of the Underwriters hereon to pay any amount claimed to be due hereunder, the Underwriters hereon at the request of the Insured (or Reinsured), will submit to the jurisdiction of a Court or competent jurisdiction within the United States. Nothing in this Clause constitutes or should be understood to constitute a waiver of Underwriters' rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or of any State in the United States. It is further agreed that service of process in such suit may be made upon Mendes & Mount, 750 Seventh Avenue, New York, New York 10019-6829 and that in such suit instituted against any one of them upon this contract, Underwriters will abide by the final decision of such court or of any Appellate Court in the event of an appeal.

     The above-named are authorized and directed to accept service of process on behalf of Underwriters in any such suit and/or upon the request of the Insured (or Reinsured) to give a written undertaking to the Insured (or Reinsured) that they will enter a general appearance upon Underwriters' behalf in the event such a suit shall be instituted.

     Further, pursuant to the statute of any state, territory or district of the United States which makes provision therefore, Underwriters hereon hereby designate the Superintendent, Commissioner or Director of Insurance or other officer specified for that purpose in the statute, or his successor or successors in office, as their true and lawful attorney upon whom may be served any lawful process in any action, suit or proceeding instituted by or on behalf of the Insured (or Reinsured) or any beneficiary hereunder arising out of this contract of insurance (or reinsurance), and hereby designate the above-named as the person to whom the said officer is authorized to mail such process or a true copy thereof.

U.S.A.
- ------

  NUCLEAR INCIDENT EXCLUSION CLAUSE - LIABILITY - DIRECT (BROAD)
     (Approved by Lloyd's Underwriters' Non-Marine Association)

For attachment to insurances of the following classifications in the U.S.A., its Territories and Possessions, Puerto Rico and the Canal Zone:-
     Owners, Landlords and Tenants Liability, Contractual Liability, Elevator Liability, Owners or Contractors (including railroad) Protective Liability, Manufacturers and Contractors Liability, Product Liability, Professional and Malpractice Liability, storekeepers Liability, Garage Liability, Automobile Liability (including Massachusetts Motor Vehicle or Garage Liability), not being insurances of the classifications to which the Nuclear Incident Exclusion Clause - Liability - Direct (Limited) applies.

This Policy*
- -----------

                                                          does not apply:-
1. Under any Liability Coverage, to injury, sickness, disease, death or destruction

     (a) with respect to which an insured under the policy is also an insured under a nuclear energy liability policy issued by Nuclear Energy Liability Insurance Association, Mutual Atomic Energy Liability Underwriters or Nuclear Insurance Association of Canada, or would be an insured under any such policy but for its termination upon exhaustion of its limit of liability; or
     (b) resulting from the hazardous properties of nuclear material and with respect to which (1) any person or organization is required to maintain financial protection pursuant to the Atomic Energy Act of 1954, or any law amendatory thereof, or (2) the insured is, or had this policy not been issued would be, entitled to indemnity from the United States of America, or any agency thereof, under any agreement entered into by the United States of America, or any agency thereof, with any person or organization.


2. Under any Medical Payments Coverage, or under any Supplementary Payments Provision relating to immediate medical or surgical relief, to expenses incurred with respect to bodily injury, sickness, disease or death resulting from the hazardous properties of nuclear material and arising out of the operation of a nuclear facility by any person or organization.

3. Under any Liability Coverage, to injury, sickness, disease, death or destruction resulting from the hazardous properties of nuclear material, if

     (a) the nuclear material (1) is at any nuclear facility owned by, or operated by or on behalf of, an insured or (2) has been discharged or dispersed therefrom;
     (b) the nuclear material is contained in spent fuel or waste at any time possessed, handled, used, processed, stored, transported or disposed of by or on behalf of an insured; or
     (c) the injury, sickness, disease, death or destruction arises out of the furnishing by an insured of services, materials, parts or equipment in connection with the planning, construction, maintenance, operation or use of any nuclear facility, but if such facility is located within the United States of America, its territories or possessions or Canada, this exclusion (c) applies only to injury to or destruction of property at such nuclear facility.

4.   As used in this endorsement:

     "hazardous properties" include radioactive, toxic or explosive properties; "nuclear material" means source material, special nuclear material or byproduct material; "source material"; "special nuclear material", and "byproduct material" have the meanings given them in the Atomic Energy Act 1954 or in any law amendatory thereof; "spent fuel" means any fuel element or fuel component, solid or liquid, which has been used or exposed to radiation in a nuclear reactor; "waste" means any waste material (1) containing byproduct material and (2) resulting from the operation by any person or organization or any nuclear facility included within the definition of nuclear facility under paragraph (a) or (b) thereof; "nuclear facility" means

     (a)  any nuclear reactor,
     (b) any equipment or device designed or used for (1) separating the isotopes of uranium or plutonium, (2) processing or utilizing spent fuel, or (3) handling, processing or packaging waste,
     (c) any equipment or device used for the processing, fabricating or alloying of special nuclear material if at any time the total amount of such material in the custody of the insured at the premises where such equipment or device is located consists of or contains more than 25 grams of plutonium or uranium 233 of any combination thereof, or more than 250 grams of uranium 235,
    (d) any structure, basin, excavation, premises or place prepared or used for the storage or disposal of waste, and includes the site on which any of the foregoing is located, all operations conducted on such site and all premises used for such operations; "nuclear reactor" means any apparatus designed or used to sustain nuclear fission in a self-supporting chain reaction or to contain a critical mass of fissionable material.

      With respect to injury to or destruction of property, the word "injury" or "destruction" includes all forms of radioactive contamination of property. It is understood and agreed that, except as specifically provided in the foregoing to the contrary, this clause is subject to the terms, exclusions, conditions and limitations of the Policy to which it is attached.

*NOTE:- As respects policies which afford liability coverages and other forms of coverage in addition, the words underlined should be amended to designate the liability coverage to which this clause is to apply.

17/3/60
N.M.A. 1256



U.S.A.
- ------
          RADIOACTIVE CONTAMINATION EXCLUSION CLAUSE-LIABILITY-DIRECT

          (Approved by Lloyd's Underwriters' Non-Marine Association)

For attachment (in addition to the appropriate Nuclear Incident Exclusion Clause-Liability-Direct) to liability insurances affording worldwide coverage.

In relation to liability arising outside the U.S.A. its Territories or Possessions, Puerto Rico or the Canal Zone, this Policy does not cover any liability of whatsoever nature directly or indirectly caused by or contributed to by or arising from ionising radiations or contamination by radioactivity from any nuclear fuel or from any nuclear waste from the combustion of nuclear fuel.

13/2/64
N.M.A. 1477

                                 LINES CLAUSE

This Insurance, being signed for 82.9975%, of 100% insures only that proportion
                                             ---
of any loss, whether total or partial, including but not limited to that proportion of associated expenses, if any, to the extent and in the manner provided in this Insurance.

The percentages signed in the Table are percentages of 100% of the amount(s) of
                                                       ---
Insurance stated herein.


N.M.A. 2419



                           SEVERAL LIABILITY NOTICE


The subscribing insurers' obligations under policies to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.


LSW 1001                                                    (STAMP APPEARS HERE)

               (THIS IS AN APPLICATION FOR A CLAIMS MADE POLICY)


                              RENEWAL APPLICATION

                                      FOR

      DIRECTORS' AND OFFICERS' AND COMPANY REIMBURSEMENT INDEMNITY POLICY



NOTICE: THE POLICY FOR WHICH APPLICATION IS MADE (THE "POLICY"), SUBJECT TO ITS TERMS, APPLIES ONLY TO ANY "CLAIM" (AS DEFINED IN THE POLICY) MADE AGAINST THE DIRECTORS AND OFFICERS DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED AND MAY BE EXHAUSTED BY AMOUNTS INCURRED AS "COSTS, CHARGES, AND EXPENSES" ("AS DEFINED IN THE POLICY") AND "COSTS, CHARGES, AND EXPENSES" SHALL BE APPLIED TO THE RETENTIONS. THE POLICY DOES NOT PROVIDE FOR ANY DUTY BY UNDERWRITERS TO DEFEND THOSE INSURED UNDER THE POLICY.



- --------------------------------------------------------------------------------


GENERAL INSTRUCTIONS FOR COMPLETING THIS APPLICATION:


1.  Please type or print in ink.


2.  Please read carefully and answer all questions. If a question is not
                                     ---
    applicable, so state. If space is insufficient to answer any question fully, attach a separate sheet.

3.  The original Renewal Application must be submitted.


4. The Chairman of the Board or the President must sign and date this Renewal Application.

5.   This Renewal Application and all exhibits shall be held in confidence.

6. Please read the Policy for which application is made (the "Policy") prior to completing this Renewal Application.

7. The terms as used herein shall have the meaning stated in Paragraph II, Definitions, of the Policy.


- --------------------------------------------------------------------------------

1.   Name of Parent Company  The Gillette Company
                           -----------------------------------------------------

     Address  Prudential Tower Building
            --------------------------------------------------------------------
               (Number)          (Street)

               Boston                            MA             02199-3799
             -------------------------------------------------------------------
               (City)                          (State)          (Zip Code)


2.   The Parent Company has continuously been in business since

               / 1901
     ---------------------
     (Month)      (Year)


3.   The Parent Company has continually paid cash dividends on its:

     (a)   Common Stock since   1905   (b) Preferred Stock
                             ----------
           since  12/31/90 (Series C).
                ----------------------------------

4. Complete the following in respect of all classes of shares issued by the Parent Company: as of 03/01/94.

                                              1          2          3          4
                                             ---        ---        ---        ---
                                                                 Series C
Class of shares                             Common               Preferred
                                            ------     -----     ---------   -----

Number of shares outstanding            220,979,835               164,216
                                        -----------    -----      -------    -----

Number of Shares owned by Directors
(directly and/or beneficially)           24,449,189                    18
                                         ----------    -----      -------    -----

Number of shares owned by Executive
Officers who are not directors
(directly and/or beneficially)              235,195                    77
                                            -------    -----      -------    -----


5.  (a)  Total number of wholly owned Subsidiaries as of March 1, 1994:

               Domestic    58                    Foreign    175
                       ----------                       ------------

         List all such Subsidiaries for which coverage is requested and the date created or acquired:
                             ---------------------------------------------------

           1) Coverage requested for all subsidiaries - see December 15, 1993
         -----------------------------------------------------------------------
              listing attached;
         -----------------------------------------------------------------------
           2) Coverage requested for all unincorporated divisions of the listed
         -----------------------------------------------------------------------
              subsidiaries.
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

    (b) Total number of controlled Subsidiaries (more than 50% but less than 100% owned) as of March 1, 1994:

               Domestic    0                     Foreign     8
                       ----------                       ------------

5. (c) List all such Subsidiaries for which coverage is requested and the date created or acquired:
                                   ---------------------------------------------
          Coverage requested for all - details on attached listing dated
          ----------------------------------------------------------------------
          April 5, 1994, including the following subsidiaries in which
          ----------------------------------------------------------------------
          The Gillette Company has an interest of 50% or less:
          ----------------------------------------------------------------------
            Intermaghreb (80% of 51% through Gillette Interlame S.A.)
          ----------------------------------------------------------------------
            Shenmei Daily Use Products Limited Company (50%)
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------


6. (a) Does any person or entity (other than the Company) own 10% or more of any entity described in 5.(b) above?

                                              Yes   X             No
                                                 ------             ------

          If yes, give details: (as of March 15, 1994)

          Societe Matron              12%      Gillette Morocco
          Shanghai Razor Blade
           Factory                    30%      Gillette (Shanghai) Limited
          House of Poddar             19.9%    Indian Shaving Products
          Societe Matron              29%      Intermaghreb
          Professeur M. Benomar       20%      Intermaghreb
          National Investment Trust   23.25%   Interpak Shaving Products
          E. Trismitro                25%      P. T. Gillette Indonesia
          Leninets                    35%      Petersburg Products International
          Shenyang Daily Use
           Metal Industry Co.         50%      Shenmei Daily Use Products
                                               Limited Company

     (b) Does any person or entity own 10% or more of any class of shares issued by the Parent Company?

                                          Yes   X           No
                                             ------           ------

          If yes, give details:
                               -------------------------------------------------
          Berkshire Hathaway, Inc., 1440 Kiewit Plaza, Omaha, Nebraska,
          ----------------------------------------------------------------------
          beneficially owns 24,000,000 shares of the company's common stock
          ----------------------------------------------------------------------
          (10.9% of the outstanding common stock of the Company). The Gillette
          ----------------------------------------------------------------------
          Company's 1990 Employee Stock Ownership Plan owns 100% of the
          ----------------------------------------------------------------------
          outstanding shares of the company's Series C cumulative convertible
          ----------------------------------------------------------------------
          preferred stock.
          ----------------------------------------------------------------------

7. (a) Complete the following for each of the Parent Company's last four fiscal years (use consolidated figures):

                                                 ($ Millions)
Year                                1993       1992        1991       1990
                                    ----       ----        ----       ----
Total Consolidated Assets          5,102.3    4,189.9    $3,886.7    3,671.3
                                   -------    -------     -------    -------

Current Assets                     2,528.0    2,336.2     2,177.8    2,093.5
                                   -------    -------     -------    -------

Current Liabilities                1,760.3    1,560.8     1,484.6    1,307.9
                                   -------    -------     -------    -------

Shareholders Equity                1,479.0    1,496.4     1,157.1      265.4
                                   -------    -------     -------    -------

Net Income                           288.3      513.4       427.4      367.9
                                   -------    -------     -------    -------

Net Income Per Share                   1.29       2.32        1.94       1.60
                                    -------    -------     -------    -------

Dividends Per Share                     .84        .72         .62        .54
                                    -------    -------     -------    -------

Sales/Revenues                     5,410.8    5,162.8     4,683.9    4,344.6
                                   -------    -------     -------    -------

Long Term Debt                       840.1      554.2       742.2    1,045.7
                                   -------    -------     -------    -------

Short Term Debt                      917.0      475.8       460.0      370.3
                                   -------    -------     -------    -------

     (b) Has the Company at any time over the last five years been in breach of any of its debts covenants or loan agreements?

                                     Yes                No   X
                                        ------            ------

8. Has the Company at any time over the last five years been involved in any policy dispute with any of its insurers (on any class of business)?


                                     Yes  X             No
                                        ------            ------

     If yes, give details:  Commercial Union Insurance Company over coverage
                          --------------------------------------------------
     for CERCLA liability arising out of two Superfund sites. The matter was
     -----------------------------------------------------------------------
     settled without litigation.
     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

     -----------------------------------------------------------------------

 9.  Give details of the Company's current directors' and officers' insurance:

                   (1)          (2)           (3)         (4)          (5)

     Insurer:     Lloyds     London Cos.   Aetna C&S      CODA         ACE
               ----------------------------------------------------------------

     Limit:    $10,000,000  $10,000,000  $20,000,000  $20,000,000  $10,000,000
               ----------------------------------------------------------------

     Period:     6/1/93-4     6/1/93-4    6/1/93-4  06/01/93-6/01/96  6/01/93-4
               ----------------------------------------------------------------

     Retention:  $1,000,000  Corporate Reimbursement
               ----------------------------------------------------------------

     Annual
     Premium:     $476,303    $179,546    $300,000       $140,000     $155,000
               ----------------------------------------------------------------

10. (a) Has the Company under consideration at the present time or does it contemplate any acquisitions, tender offers or mergers?

                                   Yes                   No  X
                                      ------               ------

          If yes, give details:  None that have been publicly disclosed.
                               -------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     (b) Complete the following for all acquisitions made over the last five years which have increased the total assets of the Company by 5% or more:

                                      Asset
          Entity        Date          Value at       Purchase      Method of
          Acquired      Acquired      Date Acquired  Price         Payment
          Parker Pen    May 7, 1993   (Book Value                  Borrowing
          -----------   -----------   ------------   ---------     -----------

          Holdings                    (Approx.)                    See Page 5
          -----------   -----------   ------------   ---------     -----------

          Limited                     $220,000,000   $450,000,000  of 09/30/93
          -----------   -----------   ------------   ------------  -----------

                                                                   10Q
          -----------   -----------   ------------   ---------     -----------

11. Has the Company ever repurchased its own shares at a price in excess of the market value at the time?
                                        Yes            No
                                             ------         ------


     If yes, give details:  Please refer to previous Applications.
                            ----------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

12. Has the Company at any time over the last five years changed its accountants or external general counsel?

                                        Yes             No    X
                                             ------         ------


     If yes, give details including reasons for changes:  ----------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

13.  Has the Company:

     (a) filed within the past 18 months or contemplated filing within the next 12 months any registration statement with the Securities and Exchange Commission for a public offering of securities?

                                        Yes    X       No
                                             ------        ------


     If yes, furnish copy of prospectus.

              See Forms S-3 and Form S-8.

     (b) issued within the past 18 months or contemplated issuing within the next 12 months any share (common or otherwise)?

                                           Yes  X                 No
                                              -----                 -----

     If yes, give details:  See Form S-8.
                          ------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------


14. The following officer of the Parent Company is designated to receive any and all notices from Underwriters of their authorized representative(s) concerning this insurance:
                               ------------------------------------------
              Lloyd B. Swaim, Vice President and Treasurer
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------


15. List the date at the end of each of the last eight calendar quarters and the corresponding closing price for shares of the Parent Company's common stock:

                         DATE                PRICE

                        06/30/92             47 5/8
                        --------             ------

                        09/30/92             57 3/8
                        --------             ------

                        12/31/92             56 7/8
                        --------             ------

                        03/31/93             60 1/2
                        --------             ------

                        06/30/93             55 1/8
                        --------             ------

                        09/30/93             57 1/2
                        --------             ------

                        12/31/93             59 5/8
                        --------             ------

                        03/31/94             63 1/4
                        --------             ------

16.  Have any filings been made concerning the Company pursuant to
     Section 13.(d) of the Securities Exchange Act of 1934 during the last two years?

                                           Yes                    No  X
                                              -----                 -----


17. Has the Company made any filing pursuant to Section 13.(d) of the Securities Exchange Act of 1934 during the last two years?

                                           Yes                    No  X
                                              -----                 -----

     If yes, attach a copy of each such filing.


18. What percentage of the Parent Company's common stock was sold and purchased during the last 12 months? 59% For the year ended December 31, 1993
                               ------------------------------------------------


19. The Company has not been involved in or had any knowledge of any pending anti-trust, price-fixing, tax, copyright, patent litigation or governmental regulatory or administrative proceedings since the date of the previous application except as follows (if answer is none, so state):

     1) Antitrust: Suit brought by Scripto-Tokai Corporation related to a patent
     ---------------------------------------------------------------------------
        infringement suit brought by the Company against Scripto-Tokai
     ---------------------------------------------------------------------------
        Corporation alleging among other things, monopolization of erasable ink
     ---------------------------------------------------------------------------
        pen market by obtaining and defending patents for erasable ink pens.
     ---------------------------------------------------------------------------
     2) Patents: None other than previously noted.
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

20. It is agreed that this Renewal Application is supplemental to Application(s) for all policies of which the Policy would be a renewal, and that such Application(s), together with the Renewal Application and any materials submitted herewith (which shall be retained on file by Underwriters and shall be deemed attached hereto, as if physically attached hereto) constitute the complete Application which shall be the basis of the Policy and will be attached to and become part of the Policy.

21. It is agreed that in the event there is any material change in the answers to the questions contained herein prior to the effective date of the Policy, the applicant will notify Underwriters and, at the sole discretion of Underwriters, any outstanding quotations may be modified or withdrawn.

22. Attached and made a part of this Renewal Application by reference are the following materials regarding the Parent Company: (a) two copies of the Last Annual Report to Stockholders (b) two certified copies of the provisions of the Charter or By-Laws covering Indemnification of Directors and Officers, and (c) two copies of the Notice to Stockholders and the Proxy Statement for either the last or the next annual meeting. Underwriters are hereby authorized to make any investigation and inquiry in connection with this Renewal Application as they may deem necessary.

23. The undersigned declares that to the best of his/her knowledge the statements herein are true. Signing of this Renewal Application does not bind the undersigned to complete the insurance, but it is agreed that this Renewal Application, shall be the basis of the contract should a Policy be issued, and this Renewal Application will be attached to and become a part of such Policy, if issued. Underwriters are hereby authorized to make any investigation and inquiry in connection with this Renewal Application as they may deem necessary.

                                       Signed  (signature appears here)
                                              ----------------------------------
                                                      Must be Signed By
                                              Chairman of the Board or President
                                                      of Parent Company


                                       Capacity  Chairman of the Board and
                                                --------------------------------
                                                 Chief Executive Officer
                                                --------------------------------


                                       Company   The Gillette Company
                                               ---------------------------------


                                       Date  June 6, 1994
                                            ------------------------------------


                                       Submitted by
                                                    ----------------------------
                                                             (Agent)


                                       Date
                                            ------------------------------------

- --------------------------------------------------------------------------------

[LOGO APPEARS HERE]   The Table of Syndicates referred to on the face of this
                      Policy follows:

- ------------------------------------------------------------------------------------------------------------
FOR LPSO USE ONLY     BROKER     LPSO No. & DATE       FOR LPSO USE ONLY     BROKER    LPSO No. & DATE
UX01        1409      0757       61406  30/08/94                             0757      61406   30/08/94
               21                                                    22
- ----------------------------------------------------- ------------------------------------------------------
AMOUNT, PERCENTAGE    SYNDICATE  UNDERWRITER'S  PAGE   AMOUNT, PERCENTAGE   SYNDICATE   UNDERWRITER'S  PAGE
 OR PROPORTION                    REFERENCE       1      OR PROPORTION                    REFERENCE      2
                                                ----                                                   ----
PERCENT                                                 PERCENT
 5.0000                 79       424YA1B7251B           0.6595                 724      NA4390428F21
 7.0000                839       8416BF616020           6.5955                1173      ALDTAA40904P
 6.5000                861       11A41818Y02            0.8794                1003      C677C0063029
 1.7588                219       954P3137               6.5954                 190      0838N01468
 5.2764                219       254P3137               1.7588                 183      187DWW9078CA
 2.6382               1007       HE231L94A409           0.7475                 456      206393EXBYDT
 4.8367               1038       RCCN00770LPD          10.0000                1212      AC626V94AD43
 1.7588               1047       Y0147Z94A              1.3191                 435      13500400
 1.7588                205       481N02228BPA          10.0000                1213      AC626V94BD43
 2.6382                672       C75XAE30404B
 1.7588                204       050832306501          THE LIST OF UNDERWRITING MEMBERS
 0.8794                947       QD567K94A64X           OF LLOYDS IS NUMBERED 1994/  8
 0.4397                923       QD567K94B64X
 1.3191                623       L0804S94ACPD
 0.8794               1215       425FD00546AB
- ----------------------------------------------------- ------------------------------------------------------
  TOTAL LINE       No. OF SYND.   FOR LPSO USE ONLY     TOTAL LINE         No. OF SYND.    FOR LPSO USE ONLY
                                                        82.9975                24         USE 1 16687

[STAMP APPEARS HERE]                                        [STAMP APPEARS HERE]

                                [COPY TO COME]

                                                       Date: 15th September 1994
                                                       Policy No: 757/FD940229

                               THE SCHEDULE

- --------------------------------------------------------------------------------

The Insured:                           THE GILLETTE COMPANY.


Premium:                               US$12,750.34 part of US$74,991.00


Limits of Liability:                   17.0025% of
                                       US$5,000,000 in the aggregate each policy year excess of US$10,000,000 in the aggregate each policy year

                                       Excess of:-

                                       US$NIL/US$NIL Directors and Officers
                                       Liability

                                       US$1,000,000 Reimbursement Liability.


The Interest Insured:                  EXCESS DIRECTORS AND OFFICERS
                                       -----------------------------
                                       LIABILITY AND EXCESS REIMBURSEMENT
                                       ----------------------------------
                                       FOR DIRECTORS AND OFFICERS
                                       --------------------------
                                       LIABILITY.
                                       ----------
                                       As more fully set forth in the
                                       co-insuring Lloyd's policy.

Period of Insurance:

From: 1st June 1994 To: 1st June 1995 both days at 12:01 a.m. Local Standard Time and for such further period or periods as may be mutually agreed.

- --------------------------------------------------------------------------------

                              COINSURANCE CLAUSE

     It is warranted that this Policy shall run concurrently with and be subject to the same terms, provisions, and limitations as are contained in Policy
No. 757/FD940229 issued by certain underwriting members at Lloyd's of London covering the identical subject matter and risk.

- --------------------------------------------------------------------------------

                            LIRMA
                            Company
The Insurers                Number            Proportion           Reference
- -------------------------------------------------------------------------------
NEW HAMPSHIRE
INSURANCE COMPANY
(PER AIG EUROPE
(UK) LIMITED)               N4395             17.0025%             3370020394




                           SEVERAL LIABILITY NOTICE


The subscribing insurers' obligations under contracts of insurance to which they subscribe are several and not joint and are limited solely to the extent of their individual subscriptions. The subscribing insurers are not responsible for the subscription of any co-subscribing insurer who for any reason does not satisfy all or part of its obligations.


LSW 1001 (Insurance) 08/94

                   [LETTERHEAD OF CHUBB GROUP APPEARS HERE]

Item 1.    Parent Corporation:            Policy Number 8138-54-11
           The Gillette Company
           and its subsidiaries

Item 2.    Principal Address:             FEDERAL INSURANCE COMPANY

           Prudential Tower Building      Incorporated under the laws of New
           Boston, MA 02199-3799          Jersey
                                          a stock insurance company herein
                                          called the Company

Item 3.    Limit of Liability:

           Each Policy Year                         $15,000,000.

Item 4.    Underlying Policy(ies):
           (A) Primary Policy:    Lloyd's
                                  Policy #: FD 940228
                                  Policy Period: June 1, 1994 to June 1, 1995

           (B) Other Policy(ies):
                                  Lloyd's and Other Underwriters (AIG)
                                  Policy #: FD 940229
                                  Policy Period: June 1, 1994 to June 1, 1995

Item 5.    Policy Period:     From   June 1, 1994
                              To     June 1, 1995

Item 6.    Endorsement(s) Effective At Inception:  Nos. 1 and 2

Item 7.    Termination of Prior Policy(ies):  None

IN WITNESS WHEREOF, the Company issuing this policy has caused this policy to be signed by its Authorized Officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                           FEDERAL INSURANCE COMPANY

         /s/                                   /s/
                        Secretary                               President

                                                  ------------------------------
                                                     Authorized Representative

                                                        bas-06/15/94.14
                                                  ------------------------------
                                                              Date

      The Company shall be given notice in writing as soon as is practicable (a) in the event of the cancellation of any Underlying Insurance and (b) of any notice given or additional or return premiums charged or paid in connection with any Underlying Insurance.

      Notice of any claim shall be given in writing to the Company at 51 John F. Kennedy Parkway, Short Hills, New Jersey 07078.

      By acceptance of this policy, the Parent Corporation named in Item 1 of the Declarations agrees to act on behalf of all the Insureds with respect to the giving and receiving of notice of claim or cancellations, the payment of premiums and the receiving of any return premiums that may become due under this policy and the Insureds agree that the Parent Corporation shall act on their behalf.

      No change in or modification of this policy shall be effective except when made by written endorsement signed by an authorized employee of Chubb & Son, Inc.

      This policy may be cancelled by the Parent Corporation at any time by written notice or by surrender of this policy to the Company. This policy may also be cancelled by or on behalf of the Company by delivery to the Parent Corporation or by mailing to the Parent Corporation, by registered, certified or other first class mail, at the address shown in item 2 of the Declarations, written notice stating when, not less than thirty days thereafter, the cancellation shall become effective. The mailing of such notice as aforesaid shall be sufficient proof of notice and this policy shall terminate at the date and hour specified in such notice.

      If the period of limitation relating to the giving notice is prohibited or made void by any law controlling the construction thereof. Such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

      The Company shall refund the unearned premium computed at customary short rates if the policy is terminated in its entirety by the Parent Corporation. Under any other circumstances the refund shall be computed pro rata.

      This policy shall terminate immediately upon the termination of the Primary Policy, whether by the Insureds or the primary insurer. Notice of cancellation of non-renewal of the Primary Policy duly given by the primary insurer shall serve as notice of the cancellation or non-renewal of this policy by the Company.

      The taking effect of this policy shall terminate, if not already terminated, the policy(ies) specified in item 7 of the Declarations.

Insureds means those persons or organizations insured under the Primary Policy.

Primary Policy means the policy scheduled in item 4(A) of the Declarations or any policy of the same insurer replacing or renewing such policy.

Policy Year means the one year period between the anniversaries of the Primary Policy, provided that (1) the first Policy Year of this policy shall be the period between the inception of this policy and the next subsequent anniversary of the Primary Policy, and (2) the last Policy Year of this policy shall be the

                     [CHUBB GROUP LETTERHEAD APPEARS HERE]

                                             Company:
Effective date of
this endorsement:  June 1, 1994              Endorsement No.

                                             To be attached to and form part of
                                             Policy No.
Issued to:  The Gillette Company

It is agreed that:

1. The "Policy Termination" section, as set forth on page of , shall be amended by adding the following preamble:

     "This policy may be terminated prior to the expiration of the , period, as set forth in Item 5 of the Declarations page, by any of the methods contained in the following paragraphs."









ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED



                                                       _________________________
                                                       AUTHORIZED REPRESENTATIVE




                                                      __________________________
                                                                 DATE

[LETTERHEAD OF CHUBB GROUP OF INSURANCE COMPANIES APPEARS HERE]

                                              Company:
Effective date of
this endorsement:  June 1, 1994               Endorsement No.

                                              To be attached to and form part of
                                              Policy No. 8138-54
Issued to:  The Gillette Company

It is agreed that:

The "INSURING CLAUSE" as set forth on page 3 of 4 shall be deleted in its entirety and replaced with the following:

"The Company shall provide the "INSUREDS" with insurance during the policy
period excess of the "UNDERLYING INSURANCE". Coverage hereunder shall       only
after all such "UNDERLYING INSURANCE" has been exhausted and shall then apply in conformance with the terms, conditions, exclusions and endorsements of the
"PRIMARY POLICY", together with all limitations, restrictions      exclusions
contained in or added by endorsement to any other "UNDERLYING INSURANCE", except
as specifically set forth in the terms and conditions       endorsements of this
policy. In no event shall this policy grant coverage than would be provided by any of the exhausted "UNDERLYING INSURANCE."









ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED



                                                       _________________________
                                                       AUTHORIZED REPRESENTATIVE


                                                            bas

                                                       _________________________
                                                                  DATE

   THIS IS AN EXCESS CLAIMS MADE INDEMNITY POLICY WITH EXPENSES INCLUDED IN
                            THE LIMIT OF LIABILITY
  [LOGO OF
AETNA COMPANY       PLEASE READ THE ENTIRE POLICY CAREFULLY
APPEARS HERE]
                     THE AETNA CASUALTY AND SURETY COMPANY
       DIRECTORS AND OFFICERS LIABILITY AND REIMBURSEMENT EXCESS POLICY
                                 DECLARATIONS

                                                        POLICY NUMBER
                                                        095 LB 100 654 391 BCA

NOTICE: THIS POLICY, SUBJECT TO ALL TERMS, CONDITIONS AND LIMITATIONS, APPLIES ONLY TO ANY CLAIM FIRST MADE OR DEEMED MADE PURSUANT TO THE TERMS HEREOF AGAINST THE INSUREDS DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED BY AMOUNTS INCURRED AS DEFENSE EXPENSES. THIS POLICY DOES NOT PROVIDE FOR ANY DUTY BY THE UNDERWRITER TO DEFEND ANY OF
THE INSUREDS.
- --------------------------------------------------------------------------------
 ITEM 1. PARENT ORGANIZATION NAME AND            ITEM 2.  POLICY PERIOD:
         PRINCIPAL ADDRESS:                      (a) From 6/1/1994
 The Gillette Company                            (b) To   6/1/1995
 Prudential Tower Building                       at 12:01 a.m. Standard Time
 Boston, MA 02199                                both dates at the Principal
                                                 Address in Item 1.
- --------------------------------------------------------------------------------
 ITEM 3. LIMIT OF LIABILITY (Inclusive of Defense Expenses):
         $10,000,000.00 maximum aggregate Limit of Liability for the Policy Period.
- --------------------------------------------------------------------------------
 ITEM 4. SCHEDULE OF UNDERLYING POLICIES
 a. Primary Policy
  ----------------------------------------------------------------------------
      Underwriter      Policy Number      Limit                Retention
  -----------------------------------------------------------------------------
   Lloyd's of London    757/FD940228  $10,000,000.00  $0.00/$0.00/$1,000,000.00

  -----------------------------------------------------------------------------
    Other Policy(ies), if any:
  -----------------------------------------------------------------------------
      Underwriter(s)    Policy Number(s)   Limit(s)             Retention(s)
  -----------------------------------------------------------------------------
   Lloyd's of London    757/FD940229   $5,000,000.00

   Federal Insurance
    Company              8138-54-11    $15,000,000.00


  -----------------------------------------------------------------------------

- --------------------------------------------------------------------------------
 ITEM 5. PREMIUM:
 $110,000.00 one year prepaid premium.
- --------------------------------------------------------------------------------
 ITEM 6. NOTICE REQUIRED TO BE GIVEN TO THE UNDERWRITER SHALL BE ADDRESSED TO
    Vice President of Claims
    Executive Risk Management Associates
    P. O. Box 2002
    Simsbury, CT 06070
- --------------------------------------------------------------------------------
 ITEM 7. ENDORSEMENTS ATTACHED AT ISSUANCE
 X-301.0
 X-401.0


- --------------------------------------------------------------------------------
 These Declarations, the completed signed Application and the Policy with Endorsements shall constitute the contract between the Insureds and the Underwriter.
- --------------------------------------------------------------------------------
 THE AETNA CASUALTY AND SURETY COMPANY By (Attorney-in-Fact)

 01/25/1995
- --------------------------------------------------------------------------------
                                INSURED'S COPY

                    PRIOR AND PENDING LITIGATION EXCLUSION

     To be attached to and form part of Policy No. 095 LB 100 654 391 BCA, issued to The Gillette Company.

     In consideration of the premium charged, the Underwriter shall not be liable to make any payment for loss in connection with any claim made against any of the insureds based on, arising out of, directly or indirectly resulting from, in consequence of, or in any way involving:

     (a)  any prior and/or pending litigation as of 11-21-87; or

     (b) any fact, circumstance or situation underlying or alleged in any prior and/or pending litigation as of 11-21-87.

     All other terms, conditions and limitations of this Policy shall remain unchanged, including, but not limited to, the maximum aggregate Limit or Liability set forth in Item 3 of the Declarations.

- --------------------------------------------------------------------------------

Complete Only When This Endorsement is Not Prepared With The Policy Or is Not To
                                                                    --
Be Effective With The Policy

Effective Date Of This Endorsement:


                                     THE AETNA CASUALTY AND SURETY COMPANY

                                     By:
                                        ----------------------------------
                                                 Attorney-In-Fact

- --------------------------------------------------------------------------------

                   AMEND NOTICE OF CANCELLATION ENDORSEMENT


     To be attached to and form part of Policy No. 095 LB 100 654 391 BCA, issued to The Gillette Company.


     In consideration of the premium charge, the phrase "thirty (30) days" in fourth line of the first paragraph of Section XI is amended to read "sixty (60) days."



     All other terms, conditions and limitations of this Policy shall remain unchanged, including, but not limited to, the maximum aggregate Limit of Liability set forth in Item 3 of the Declarations.


- --------------------------------------------------------------------------------
 Complete Only When This Endorsement is Not Prepared With The Policy Or is Not
 To Be Effective With The Policy.



 Effective Date Of This Endorsement:

                               THE AETNA CASUALTY AND SURETY COMPANY


                               By:______________________________
                                         Attorney-In-Fact

- --------------------------------------------------------------------------------











X-401.0
(11-89)                                            Endorsement No. 2

AETNA                                      The Aetna Casualty and Surety Company
                                           Hartford, Connecticut 06156
                                           (Herein referred to as Underwriter)

                              RENEWAL APPLICATION

                    DESIGNATED INSURED PERSONS AND COMPANY
                            REIMBURSEMENT INSURANCE

         USE THIS FORM FOR ALL RENEWALS EXCEPT DEPOSITORY INSTITUTIONS

NOTICE: THE POLICY FOR WHICH RENEWAL APPLICATION IS MADE, SUBJECT TO ITS TERMS, APPLIES ONLY TO ANY "CLAIM" (AS DEFINED IN THE POLICY) FIRST MADE OR DEEMED MADE AGAINST THE "INSURED PERSONS" (AS DEFINED IN THE POLICY) DURING THE POLICY PERIOD. THE LIMIT OF LIABILITY AVAILABLE TO PAY DAMAGES OR SETTLEMENTS SHALL BE REDUCED BY THE AMOUNTS INCURRED AS "DEFENSE EXPENSES" (AS DEFINED IN THE POLICY), AND SUCH DEFENSE EXPENSES SHALL BE SUBJECT TO THE DEDUCTIBLE AMOUNT. THE POLICY DOES NOT PROVIDE FOR ANY DUTY BY THE UNDERWRITER TO DEFEND THE INSURED PERSONS.

Complete and correct information must be supplied by the Applicant whether or not such information is deemed confidential by the Applicant. This application is divided into three sections (A, B, and C). Part B is detachable and may be sent under separate cover.

A 1.  a)  Name of Applicant:  The Gillette Company
                              -----------------------------------------------
          (whenever used, Applicant shall mean the Parent Corporation)

      b)  Principal address:  Prudential Tower Building
                              -----------------------------------------------
                              Boston, MA 02199
          -------------------------------------------------------------------

      c)  State of incorporation or charter:  Delaware
                                              -------------------------------

      d) Name and title of the officer of the Applicant designated as the representative to receive notices from the Underwriter on behalf of all persons and entities proposed for this insurance:

               Lloyd B. Swaim, Vice President and Treasurer
          -------------------------------------------------------------------

      e) Total consolidated assets and liabilities of Applicant and all Subsidiaries as of the close of the most recent quarter:

          Assets $5,102,300,000  Liabilities $3,623,300,000  Date: 12/31/93
                 --------------              --------------        --------

A 2.  a)  Has the Applicant increased or decreased the amount of, or suspended the payment of, dividends on its preferred or common stock since the date of the last application for directors and officers liability
          insurance?  X  Yes         No
                     ---         ---

          If yes, explain in an attachment to this application. Common stock
                                                                ------------
          dividends increased from $.72 to $.84.
          --------------------------------------

      b) Provide the price per share and closing P/E ratio for the Applicant's common stock for each quarter of the last four quarters:

        1st Quarter         2nd Quarter        3rd Quarter       4th Quarter
        -----------         -----------        -----------       -----------
Year  High   Low   P/E   High   Low   P/E    High  Low  P/E   High   Low    P/E
- ----  ----   ---   ---   ----   ---   ---    ----  ---  ---   ----   ---    ---
1993 61 3/8 52 1/2 25.4 60 7/8 47 3/8 22.6  59 1/4 50.0 22.9 63 3/4  57 1/8 22.4

Note: See Provision for Realignment on Page One of Annual Report.

A 3.   a)  If not provided in the annual report to shareholders or the proxy statement, provide a list of the names and affiliations of all directors of the Applicant and the names and official titles of all officers of the Applicant in an attachment to this application.

       b) Describe any changes in the board of directors or senior management of the Applicant since the date of the last annual report.


              Lawrence E. Fouraker, Director, retired April 21, 1994.
           -------------------------------------------------------------------
              Jacques Lagarde, Executive Vice President, replaced
               Lorne R. Waxlax in 1993.
           -------------------------------------------------------------------
              Michael C. Hawley, Executive Vice President, replaced
               Gaston R. Levy in 1993.
           -------------------------------------------------------------------
              Jill C. Richardson, Secretary, replaced Kathyrn DeMoss in
               1993.
           -------------------------------------------------------------------

A 4. Has the Applicant changed its outside legal counsel within the last 12 months? If so, give details:
            No
       -----------------------------------------------------------------------

A 5. Has the Applicant changed its outside auditors within the last 12 months? If so give details:
            No
       -----------------------------------------------------------------------

A 6. If permitted under state law or statute, has the Applicant adopted a provision limiting the personal liability of its directors?
            X  Yes     No     Not Permitted
           ---     ---    ---

A 7. Has the board of directors established formal, written policies and procedures for reporting claims against directors or officers of the Applicant or claims against the Applicant that are periodically reviewed?
               Yes   X  No
           ---      ---

       If yes, provide complete claims details in an attachment to this application.

A 8.   a)  Does the Applicant have an internal audit procedure?  X  Yes     NO
                                                                ---     ---
       If yes, and if not previously described in the application for the policy as to which the coverage applied for now would be a renewal, describe the audit procedure in detail, in a separate attachment to this application. Previously described in prior applications.
       -------------------------------------------

       b) Are there any significant areas in the audit procedures of the Applicant that the outside auditors have criticized, or recommended
           changing that have not been changed?      Yes      No
                                                           X
                                                -----    -----


           If yes, provide details in an attachment to this application.

       c) Are any members of the audit committee of the board of directors also officers of the Applicant?

                       Yes     X   No
                 -----       -----

           If yes, specify names, titles and operational responsibilities:

           ---------------------------------------------------------------------

       d)  How often has the audit committee met in the last 12 months?

           3 times
           ---------------------------------------------

       e) Have there been any changed in the procedures of the audit committee since the date of the last application for directors and officers liability insurance with respect to the following:

           (i) The head of the audit committee or of the audit department; No Change
           (ii) The composition of the audit committee or the audit department; or Yes
           (iii) The scope of the audit procedures. No Change

           If yes, provide details in a separate attachment to this application.

           (ii) Certain directors have rotated both on and off the audit committee and a normal level of staff changes within the audit department have occurred during the past year.

B 1. As an attachment to this application, provide the names and number of shares for all persons or entities that presently own or control or have stated the intention to acquire, of record or beneficially, more than 5% of the Applicant's outstanding stock. If not applicable or if there has been no change since the last available notice of shareholders meeting and proxy statement, indicate here.
                          Berkshire Hathaway Inc. - 24,000,000 shares
      --------------------------------------------------------------------------

B 2. If the Applicant is a cooperative or mutual association, has a conversion of cooperative or mutual ownership to stock ownership been considered or concluded in the past or is such a conversion being considered for imple-mentation to occur within the next 12 months? Yes No X Not App-
                                                    ---     ---    ---  licable

      If yes, attach a copy or a draft of the official circular.

B 3. State whether the Applicant or any Subsidiary has in the past 12 months contemplated or agreed to, or contemplates within the next 12 months, any of the following, whether or not such transactions were or will be completed in such period (If yes, describe the terms or each such transaction in an attachment to this application):

      a) Merger or consolidation with another entity whose assets prior to such merger or consolidation exceed 10% of the Applicant's consolidated
          assets.     Yes   X  No   None Publicly Announced
                  ---      ---

      b) Acquisition or disposition of any assets or stock of any other corporation or interests in any partnership or joint venture where such acquisition or disposition increased or decreased or would increase or decrease the Applicant's consolidated assets by more than
          10%.     Yes   X  No   None Other Publicly Announced
               ---      ---

      c) Sale, distribution or divestiture of any assets other than in the ordinary course of business involving more than 10% of Applicant's
          assets.     Yes   X  No   None Publicly Announced
                  ---      ---

      d)  Reorganization or arrangement with creditors under federal or state
          law.     Yes   X  No
               ---      ---

      e) Borrowing of funds or incurring indebtedness where the transaction increased, or would increase, the Applicant's consolidated liabilities
          by 10% or more.     Yes   X  No
                          ---      ---

      f)  (i)   Placing anti-takeover provisions in the Applicant's certificate
                of incorporation or by-laws.     Yes   X  No
                                             ---      ---

          (ii)  If yes, describe each such provision.

                ----------------------------------------------------------------
                ----------------------------------------------------------------

          (iii) If yes, have such provisions been approved by the shareholders?
                                                                      YES     NO
                                                                  ---     ---

B 4. Has the Applicant or any Subsidiary filed or contemplated filing any registration statement for an offering of securities with any governmental authority within the past 18 months or within the next 12
      months?  X  Yes     No   See Form S-3 and Form S-8.
              ---     ---

B 5. Does the Applicant or any Subsidiary have any contingent liabilities that exceed 10% of the Applicant's consolidated stockholders' equity other than those disclosed in the financial statements submitted with this
      application?     Yes  X  No
                   ---     ---

      If yes, provide complete details in an attachment to this application.

B 6.  Has the Applicant or any Subsidiary within the last 12 months acquired or
      considered the acquisition of any of its own securities?     Yes   X  No
                                                               ---      ---

C 1.  Have there been any fidelity bond claims greater than $100,000 in the past
      12 months?      Yes   X   No
                 ----      ----
      If yes, provide details in an attachment to this application.

C 2. As part of this application, submit the following documents with respect to the Applicant:

      a) Last annual report including audited financial statements with all notes and schedules.
      b) Quarterly reports to shareholders subsequent to the last annual report to shareholders.
      c) Latest 10-K report, 10-Q reports filed subsequent to the last annual report, and any 8-K reports filed with the SEC within the last 12 months.
      d) The text of any presentation, together with all supporting documents, by management to securities analysts in the last 12 months.
          Chairman of the Board's April 21, 1994 Annual Meeting presentation will be submitted in lieu of requested information.
      e) Any reports prepared by outside financial analysts or consultants within the past 12 months. Examples of recent reports attached.
      f) Latest CPA letter to management on internal controls and any written response thereto. Summary of 1993 letters will be available after June 1, 1994.
      g)  Most recent prospectus.
      h) Last notice of regular shareholders meeting and all notices of any special shareholders meetings, with accompanying proxy statements.
      i) Indemnification provision in the certificate of incorporation or corporate by-laws.

C 3. As part of this application, submit a schedule of all material litigation with a brief description of each case filed within the last 12 months or since the date of the last application for directors and officers liability insurance, as well as any adverse judgments that have been rendered against the Applicant or any of its Subsidiaries in the past 12 months.

          See 1993 Form 10-K - Item 3

C 4. Has any director or officer of the Applicant or any Subsidiary been charged with or convicted of any criminal act within the last 12 months, or is any director or officer the subject of any pending criminal or
      administrative investigation?     Yes  X   No  Based on annual survey
                                   ----     ----
      of Corporate Directors and certain key Corporate Officers.

      If yes, provide details as an attachment to this application.


THE UNDERSIGNED AUTHORIZED AGENT OF THE PERSONS AND ENTITY(IES) PROPOSED FOR THIS INSURANCE FOR THE PURPOSE OF THIS APPLICATION DECLARES THAT TO THE BEST OF HIS/HER KNOWLEDGE THE STATEMENTS HEREIN ARE TRUE. SIGNING THIS APPLICATION DOES NOT BIND THE UNDERSIGNED TO COMPLETE THE INSURANCE BUT IT IS AGREED THAT THIS APPLICATION SHALL BE THE BASIS OF THE CONTRACT SHOULD A POLICY BE ISSUED, AND THIS APPLICATION WILL BECOME A PART OF SUCH POLICY, IF ISSUED, AND WILL BE ATTACHED THERETO. THE UNDERWRITER IS HEREBY AUTHORIZED TO MAKE ANY INVESTIGATION AND INQUIRY IN CONNECTION WITH THIS APPLICATION AS IT MAY DEEM NECESSARY.

SUBMISSION OF THIS APPLICATION DOES NOT BIND THE UNDERWRITER TO ISSUE ANY
COVERAGE: HOWEVER, IT IS AGREED THAT THIS APPLICATION AND ANY MATERIALS SUBMITTED HEREWITH, TOGETHER WITH THE APPLICATION DATED NOVEMBER 18, 1987, ARE THE BASIS FOR ISSUANCE OF ANY POLICY WHICH MAY BE ISSUED TO THE APPLICANT BY THE UNDERWRITER PURSUANT TO THIS APPLICATION.

IT IS AGREED THAT IN THE EVENT THERE IS ANY MATERIAL CHANGE IN THE ANSWERS TO THE QUESTIONS CONTAINED HEREIN PRIOR TO THE EFFECTIVE DATE OF THE POLICY, THE APPLICANT WILL NOTIFY THE UNDERWRITER AND, AT THE SOLE DISCRETION OF THE UNDERWRITER, ANY OUTSTANDING QUOTATIONS MAY BE MODIFIED OR WITHDRAWN.

THE UNDERSIGNED AUTHORIZED AGENT OF THE PERSONS AND ENTITY(IES) PROPOSED FOR THIS INSURANCE FOR THE PURPOSE OF THIS APPLICATION DECLARES THAT THE APPLICANT HAS RECEIVED AND READ A SPECIMEN FORM OF THE INSURANCE CONTRACT FOR WHICH APPLICATION IS MADE.


  The Gillette Company
- --------------------------------------------------------------------------------
APPLICANT

                                     Chairman of the Board and
/s/??????????????????????            Chief Executive Officer     June 6, 1994
- --------------------------------------------------------------------------------
BY (Chairman and/or President        TITLE                       DATE
    Signature

- --------------------------------------------------------------------------------
NOTE: This application must be signed by the chairman and/or president of the Applicant acting as the authorized agent of the persons and entity(ies) proposed for this insurance.

- --------------------------------------------------------------------------------

/s/??????????????????????
- --------------------------------------------------------------------------------
SUBMITTED BY (Insurance Agency)    INSURANCE AGENCY TAXPAYER ID. OR SOCIAL
                                   SECURITY NO.

3 Ceuler Plaza
- --------------------------------------------------------------------------------
ADDRESS (No. Street, City, State, and Zip Code)

Boston, MA 02108
- --------------------------------------------------------------------------------

                    THIS IS A CLAIMS MADE INDEMNITY POLICY
               WITH EXPENSES INCLUDED IN THE LIMIT OF LIABILITY
                   PLEASE READ THE ENTIRE POLICY CAREFULLY.

                     THE AETNA CASUALTY AND SURETY COMPANY
                       DIRECTORS AND OFFICERS LIABILITY
                                      AND
                            REIMBURSEMENT LIABILITY
                                 EXCESS POLICY

     In consideration of the payment of the premium and in reliance on all statements made and information furnished to The AEtna Casualty and Surety Company (hereinafter called the "Underwriter"), and to the Underlying Insurers of the Underlying Insurance, including the statements made in the Application made a part hereof and subject to all of the terms, conditions and limitations of this Policy, the Underwriter and the Insureds agrees as follows:

I.   INSURING AGREEMENT

     The Underwriter shall provide the Insureds with insurance coverage during the Policy Period set forth in Item 2 of the Declarations excess of the Underlying Insurance in Item 4 of the Declarations. Coverage hereunder shall attach only after all such Underlying Insurance has been exhausted and shall then apply in conformance with the terms, conditions and limitations of the Policy immediately underlying this Policy except as specifically set forth in the terms, conditions and limitations of this Policy.

II.  POLICY DEFINITIONS

     Application means the written application attached hereto and forming part of this Policy, including any materials submitted therewith, and deemed a part of and attached to this Policy as if physically attached to this Policy.

     Insureds means those persons or organizations insured under the Policy immediately underlying this Policy.

     Parent Corporation means the entity named in Item 1 of the Declarations.

     Primary Policy means the Policy scheduled in Item 4(a) of the Declarations.

     Underlying Insurance means all those Policies scheduled in Item 4 of the Declarations and any Policies replacing them.


III. MAINTENANCE OF UNDERLYING INSURANCE

     All of the Underlying Insurance scheduled in Item 4 of the Declarations shall be maintained during the Policy Period in full effect and affording coverage at least as broad as the Primary Policy, except for any reduction of the aggregate limit(s) of liability available under the Underlying Insurance solely by reason of payment of losses thereunder. Failure to comply with the foregoing shall not invalidate this Policy but the Underwriter shall not be liable to a greater extent than is this condition has been complied with, provided that nothing in this provision shall be deemed to negate Paragraph XII of this Policy.

     In the event of any actual or alleged (a) failure by the Insureds to give notice or to exercise any extensions under any Underlying Insurance or (b) misrepresentation or breach of warranties by any of the Insureds with respect to any Underlying Insurance, the Underwriter shall not be liable hereunder to a greater extent than it would have been in the absence of such actual or alleged failure, misrepresentation or breach.

IV.  DEPLETION OF UNDERLYING LIMIT(S)

     In the event of the depletion of the limit(s) of liability of the Underlying Insurance solely as the result of actual payment of losses thereunder by the applicable insurers, this Policy shall, subject to the limit of liability of the Underwriter and to the other terms of this Policy, continue to apply to losses as excess insurance over the amount of insurance remaining under such Underlying Insurance. In the event of the exhaustion of all of the limit(s) of liability of such Underlying Insurance solely as a result of payment of losses thereunder, the remaining limits available under this Policy shall, subject to the limit of liability of the Underwriter and to the other terms, conditions and limitations of this Policy, continue for subsequent losses as primary insurance and any retention specified in the Primary Policy shall be imposed under this Policy as to each claim made; otherwise no retention shall be imposed under this Policy.

V.    LIMIT OF LIABILITY

      The amount set forth in item 3 of the Declarations is the limit of liability of the Underwriter and shall be the maximum aggregate limit of liability of the Underwriter for the Policy Period.

VI.   CLAIM PARTICIPATION

      The Underwriter may, at its sole discretion, elect to participate in the investigation, settlement or defense of any claim against any of the Insureds for matter covered by this Policy even if the Underlying Insurance has not been exhausted.

VII.  SUBROGATION-RECOVERIES

      In that this Policy is "Excess Coverage", the Insureds' and the Underwriter's right of recovery against any person or other entity may not be exclusively subrogated. Despite the foregoing, in the event of any payment under this Policy, the Underwriter shall be subrogated to all the Insureds' rights of recovery against any person or organization, and the Insureds shall execute and deliver instruments and papers and do whatever else is necessary to secure such rights.

      Any amounts recovered after payment of loss hereunder shall be apportioned in the inverse order of payment to the extent of actual payment. The expenses of all such recovery proceedings shall be apportioned in the ratio of respective recoveries.

VIII. NOTICE

      The Underwriter shall be given notice as soon as is practicable (a) in the event of the cancellation of any Underlying Insurance, (b) of any notice of claim or any situation that could give rise to a claim under any Underlying Insurance, or (c) any additional return premiums charged or allowed in connection with any Underlying Insurance.

      Such notice shall be given in writing to the entity set forth in Item 6 of the Declarations.

IX.   CORPORATION AUTHORIZATION CLAUSE

      By acceptance of this Policy, the Parent Corporation agrees to act on behalf of all the Insureds with respect to the giving and receiving of notices of claim or cancellations, the payment of premiums and the receiving of any return premiums that may become due under this Policy; and the Insureds agree that the Parent Corporation shall in all cases be authorized to act on their behalf.

X.    ALTERATION

      No change in or modification of this Policy shall be effective except when made by endorsement signed by an authorized employee of the Underwriter or any of its agents relating to this policy.

XI.   POLICY TERMINATION

      This Policy may be cancelled by the Parent Corporation at any time by written notice or by surrender of this Policy to the Underwriter. This Policy may also be cancelled by or on behalf of the Underwriter by delivery to the Parent Corporation or by mailing to the Parent Corporation, by registered, certified or other first class mail, at the address shown in Item 1 of the Declarations, written notice stating when, not less than thirty (30) days thereafter, the cancellation shall become effective. The mailing of such notice as aforesaid shall be sufficient proof of notice and this Policy shall terminate at the date and hour specified in such notice.

      If the period of limitation relating to the giving of notice is prohibited or made void by any law controlling the construction thereof, such period shall be deemed to be amended so as to be equal to the minimum period of limitation permitted by such law.

      The Underwriter shall refund the unearned premium computed at customary short rates if the Policy is terminated in its entirety by the Parent Corporation. Under any other circumstances the refund shall be computed pro rata.

XII.  TERMINATION OF UNDERLYING INSURANCE

      This Policy shall terminate immediately upon the termination of any one of the policies scheduled in Item 4 of the Declarations whether by the Insureds or the applicable Underlying Insurer. Notice of cancellation or non-renewal of any one of the aforementioned policies duly given by any aforementioned Underlying Insurer, shall serve as notice of the cancellation or non-renewal of this Policy by the Underwriter.

               DIRECTORS AND OFFICERS LIABILITY INSURANCE POLICY
                                   Issued By

                      (LETTERHEAD OF CODA APPEARS HERE)

                             In Hamilton, Bermuda

         THIS IS A CLAIMS FIRST MADE POLICY. DEFENSE AND OTHER COSTS
                    ARE INCLUDED IN THE LIMIT OF LIABILITY.

                 THIS IS A THREE-YEAR POLICY WITH AN AUTOMATIC
                             EXTENSION PROVISION.

                      PLEASE READ THIS POLICY CAREFULLY.

        Words and phrases that appear below in all capital letters have the special meanings set forth in Clause 2 (Definitions).

                                 DECLARATIONS

                                                         Policy No. GS-212C
                                                                    ---------

Item I    COMPANY: THE GILLETTE COMPANY
                   ----------------------------------------------------------

          Principal Address:  Prudential Tower Building
                              -----------------------------------------------
                              Boston, MA 02199, U.S.A.
                              -----------------------------------------------
Item II   POLICY PERIOD:  From July 21, 1988 to June 1, 1996
                               -------------    -------------
                                 12:01 a.m. Standard Time at the address
                                 of the Company stated above.

Item III  LIMIT OF LIABILITY:

          $20,000,000         Aggregate LIMIT OF LIABILITY for all LOSS paid
          -----------------   on behalf of all INSUREDS arising from all CLAIMS
                              first made during each POLICY YEAR.

Item IV   PREMIUM:

          At inception of first POLICY YEAR:      $320,000
          (prepaid total for three years).        ------------------


                     6/1/93-94        Year - 140,000
                                             ---------------

                     6/1/94-95        Year - 155,000
                                             ---------------

                     6/1/95-96        Year - 165,000
                                             ---------------

At each anniversary
thereafter:                       Subject to adjustment on each anniversary date
                                  in accordance with Clause 7 (Automatic
                                  Extension) of this POLICY

CODA 03
ED 05 92

Item V Any notice to the COMPANY or, except in accordance with Clause 17 (Representation) of this POLICY, to the INSUREDS, shall be given or made to the individual listed below, if any or otherwise to the individual designated in the APPLICATION, if any, or otherwise to the signer of the APPLICATION, and shall be given or made in accordance with Clause 16 (Notice) of this POLICY.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

Item VI Any notice to be given or payment to be made to the INSURER under this POLICY shall be given or made to Corporate Officers & Directors Assurance Ltd. The ACE Building, 30 Woodbourne Avenue, Hamilton HM 08, Bermuda, Fax 809-295-5221. Telex 3543 ACEILBA, and shall be given or made in accordance with Clause 16 (Notice) of this POLICY.


Item VII Schedule of Underlying Directors and Officers Insurance:

                         Policy           Policy
Layer       Carrier      Number            Year      Limits       Retention
- --------------------------------------------------------------------------------
Primary     Lloyds   757/DJ930040        6/1/93-94    $10M    NIL/NIL/$1,000,000
1st excess  Lloyds   757/DJ930041        6/1/93-94    $10M        Underlying
2nd excess  Aetna    095LB100654391BCA   6/1/93-94    $20M        Underlying

This POLICY shall constitute the entire contract between the INSUREDS, the COMPANY, and the INSURER.

Endorsements 1 to 6 are made part of this POLICY at POLICY issuance.

Countersigned at Hamilton, Bermuda

        on      May 2nd, 1994
            -----------------------------------------

        by  -----------------------------------------
            Signature of Authorized Representative

                               TABLE OF CONTENTS

Clause                                                                      Page

1.  Insuring Clause..........................................................  1

2.  Definitions..............................................................  2

3.  Exclusions...............................................................  3

4.  Appeals..................................................................  4

5.  Arbitration..............................................................  5

6.  Assistance and Cooperation...............................................  6

7.  Automatic Extension......................................................  6

8.  Cancellation.............................................................  7

9.  Changes and Assignments..................................................  8

10. Payment of LOSS..........................................................  8

11. Currency.................................................................  8

12. Headings.................................................................  8

13. INSUREDS' Reporting Duties...............................................  8

14. LOSS Provisions..........................................................  9

15. Other Insurance..........................................................  9

16. Notice...................................................................  9

17. Representation........................................................... 10

18. Severability............................................................. 10

19. Special POLICY Revisions................................................. 10

20. Subrogation.............................................................. 10

21. Acquisition, Creation or Disposition of a Subsidiary..................... 11

DIRECTORS AND OFFICERS LIABILITY INSURANCE

In consideration of the payment of the premium and in reliance on all statements made and information furnished by the COMPANY to the INSURER in the APPLICATION, which is hereby made a part hereof, and subject to the foregoing Declarations and to all other terms of this POLICY, the COMPANY, the INSUREDS, and the INSURER agree as follows:

1.   INSURING CLAUSE

     (a) The INSURER shall pay on behalf of the INSUREDS or any of them, any and all LOSS that the INSUREDS shall become legally obligated to pay by reason of any CLAIM or CLAIMS first made against the INSUREDS or any of them during the POLICY PERIOD, for any WRONGFUL ACTS that are actually or allegedly caused, committed, or attempted prior to the end of the POLICY PERIOD by the INSUREDS, in excess of the amounts payable under, or for which no amounts are payable with respect to such LOSS under, or for which the insurer(s) wrongfully refuses or is financially unable to pay under, the UNDERLYING INSURANCE, and not exceeding the LIMIT OF LIABILITY: provided the INSURER shall not be liable for any portion of LOSS unless:

          (1)  the insurer(s) of the UNDERLYING INSURANCE:

               a. wrongfully refuses to indemnify the INSUREDS as required under the terms of the UNDERLYING INSURANCE; or

               b.   is financially unable to indemnify the INSUREDS; or

          (2) according to the terms and conditions of the UNDERLYING INSURANCE, the insurer(s) of the UNDERLYING INSURANCE are not liable for such portion of the LOSS; or

          (3) the limit(s) of liability of the UNDERLYING INSURANCE has been exhausted by reason of LOSSES paid thereunder.

     (b)  in the event that:

          (1) part of all of a LOSS would be payable under the UNDERLYING INSURANCE, but the limits of liability of the UNDERLYING INSURANCE have been exhausted by reason of payments made thereunder; or

          (2)  part of a LOSS is paid by the UNDERLYING INSURANCE.

          then the INSURER shall be liable only for that part of LOSS otherwise covered under this POLICY in excess of any required retention and co-insurance amounts under such UNDERLYING INSURANCE, such liability not to exceed the LIMIT OF LIABILITY.

     (c)  In the event that the INSUREDS or any of them suffer a LOSS:

          (1)  that is covered by the UNDERLYING INSURANCE, or

          (2) that would be covered by the UNDERLYING INSURANCE except that such insurance has been exhausted or reduced by reason of payments thereunder and the excess of which LOSS would be payable under this POLICY except for terms and conditions of this POLICY that are not consistent with the UNDERLYING INSURANCE, then notwithstanding anything in this POLICY to the contrary except:

                   the LIMIT OF LIABILITY, subpart (a) of Clause 3 (Exclusions), Clause 4 (Appeals), Clause 5 (Arbitration), Clause 6 (Assistance and Cooperation), Clause 8 (Cancellation)
reason of a CLAIM made against the INSUREDS for any WRONGFUL ACT, and shall include but not be limited to compensatory, exemplary, punitive and multiple damages, judgments, settlements, and reasonable and necessary costs of investigation and defense of CLAIMS and appeals therefrom (including but not limited to attorneys fees but excluding all salaries and office expenses of the COMPANY, amounts paid to counsel as general retainer fees, and all other expenses that cannot be directly allocated to a specific CLAIM), and cost of attachment or similar bonds, providing always, however, LOSS shall not include taxes, fines or penalties imposed by law, or matters that may be deemed uninsurable under the law pursuant to which this POLICY shall be construed. ("Fines or penalties" do not include punitive, exemplary, or multiple damages).

(h) "POLICY" shall mean this insurance policy, including the APPLICATION, the Declarations, and any endorsements hereto issued by the INSURER.

(i) "POLICY PERIOD" shall mean the period of time stated in Item II of the Declarations, as may be automatically extended in accordance with Clause 7 (Automatic Extension) below. If this POLICY is cancelled in accordance with subpart (c) or (d) of Clause 8 (Cancellation) below, the POLICY PERIOD shall end upon the effective date of such cancellation.

(j) "POLICY YEAR" shall mean a period of one year, within the POLICY PERIOD, commencing each year on the day and hour first named in Item II of the Declarations, or if the time between the inception date, or any anniversary date and the termination date of this POLICY is less than one year, then such lesser period.

(k) "SUBSIDIARY" shall mean any corporation in which more than 50% of the outstanding securities representing the present right to vote for election of directors is owned, directly or indirectly, in any combination, by the COMPANY and/or by one or more of its SUBSIDIARIES, at the starting date of the POLICY PERIOD.

(l) "UNDERLYING INSURANCE" shall mean the directors and officers liability insurance policies scheduled in Item VII of the Declarations.

(m) "WRONGFUL ACT" shall mean any actual or alleged error, misstatement, misleading statement or act, omission, neglect, or breach of duty by the INSUREDS while acting in their individual or collective capacities as directors or officers of the COMPANY, or any other matter claimed against them by reason of their being directors or officers of the COMPANY.

     All such errors, misstatements, misleading statements or acts, omissions, neglects or breaches of duty actually or allegedly caused, committed, or attempted by or claimed against one or more of the INSUREDS arising out of or relating to the same or series of related facts, circumstances, situations, transactions or events shall be deemed to be a single WRONGFUL ACT.

3.   EXCLUSIONS

     The INSURER shall not be liable to make any payment for LOSS in connection with that portion of any CLAIM made against the INSUREDS:

(a) for which the COMPANY actually pays or indemnifies or is required or permitted to pay on behalf of or to indemnify the INSUREDS pursuant to the charter or other similar formative document or by-laws or written agreements of the COMPANY duly effective under applicable law, that determines and defines such rights of indemnity; provided, however, this exclusion shall not apply if:

     (1) the COMPANY refuses to indemnify or advance defense or other costs as required or permitted, or if the Company is financially unable to indemnify; and

5.   ARBITRATION

     (a) Any dispute arising in connection with this POLICY shall be fully determined in Bermuda under the provisions of the Bermuda Arbitration Act of 1986, as amended and supplemented, by a Board of Arbitration composed of three arbitrators who shall all be disinterested, active or retired business executives having knowledge relevant to the matters in dispute, and who shall be selected for each controversy as follows:

          Either party to the dispute may, once a CLAIM or demand on his part has been denied or remains unsatisified for a period of twenty (20) calendar days by the other party, notify the other of its desire to arbitrate the matter in dispute and at the time of such notification the party desiring arbitration shall notify the other party of the name of the arbitrator selected by it. The other party who has been so notified shall within ten (10) calendar days thereafter select an arbitrator and notify the party desiring arbitration of the name of such second arbitrator. If the party notified of a desire for arbitration shall fail or refuse to nominate the second arbitrator within ten (10) calendar days following the receipt of such notification, the party who first served notice of a desire to arbitrate will, within an additional period of ten (10) calendar days, apply to the Supreme Court of Bermuda for the appointment of a second arbitrator and in such a case the arbitrator appointed by such a judge shall be deemed to have been nominated by the party who failed to select the second arbitrator. The two arbitrators, chosen as above provided, shall within ten (10) calendar days after the appointment of the second arbitrator choose a third arbitrator. In the event of the failure of the first two arbitrators to agree on a third arbitrator within the said ten (10) calendar day period, either of the parties may within a period of ten (10) calendar days thereafter, after notice to the other party, apply to the Supreme Court of Bermuda for the appointment of a third arbitrator and in such case the person so appointed shall be deemed and shall act as a third arbitrator. Upon acceptance of the appointment by said third arbitrator, the Board of Arbitration for the controversy in question shall be deemed fixed.

     (b) The Board of Arbitration shall fix, by a notice in writing to the parties involved, a reasonable time and place for the hearing and may prescribe reasonable rules and regulations governing the course and conduct of the arbitration proceeding, including without limitation discovery by the parties.

     (c) This POLICY shall be governed by and construed and enforced in accordance with the internal laws of Bermuda, except insofar as such laws may prohibit payment in respect of punitive damages hereunder; provided, however, that the provisions, stipulations, exclusions and conditions of this POLICY are to be construed in an evenhanded fashion as between the parties; without limitation, where the language of this POLICY is deemed to be ambiguous or otherwise unclear, the issue shall be resolved in the manner most consistent with the relevant provisions, stipulations, exclusions and conditions (without regard to authorship of the language, without any presumption or arbitrary interpretation or construction in favor of either the INSUREDS or the INSURER) and in accordance with the intent of the parties.

     (d) The Board of Arbitration shall, within ninety (90) calendar days following the conclusion of the hearing, render its decision on the matter or matters in controversy in writing and shall cause a copy thereof to be served on all the parties thereto. In case the Board of Arbitration fails to reach a unanimous decision, the decision of the majority of the members of said Board shall be deemed to be the decision of the Board.

     (e) Each party shall bear the expense of its own arbitrator. The remaining costs of the arbitration shall be borne equally by the parties to such arbitration.

     (f) All decisions and awards by the Board of Arbitration shall be final and binding upon the parties. The parties hereby agree to exclude any right of appeal under Section 29 of the Bermuda Arbitration Act of 1986 against any award rendered by the Board of Arbitration and further agree revoked or if during the remainder of the POLICY PERIOD the INSURER agrees to extend coverage, this POLICY shall be continued or such agreed coverage may be extended, respectively, to the expiration date which would otherwise be applicable if such notice of non-extension had not been given, provided the COMPANY submits the extension application and pays the charged premium.

    If the COMPANY or the INSURER gives written notice that the POLICY extension is not desired, the COMPANY shall pay on or before each of the two remaining anniversary dates the charged premium for the next succeeding POLICY YEAR respectively less a premium credit equal to the premium paid at inception of the POLICY for Year 2 and Year 3 of the POLICY, respectively. If any such premium credit exceeds the charged premium, the INSURER shall refund to the COMPANY the difference within ten days following such anniversary date.

    The premium charged on each anniversary of this POLICY shall be determined by the rating plan and by laws of the INSURER in force at such anniversary date.

8.  CANCELLATION

    This POLICY shall not be subject to cancellation except as follows:

    (a) In the event during the POLICY PERIOD:

        (1) the company named in Item I of the Declarations shall merge into or consolidate with another organization in which the company named in
            Item I of the Declarations is not the surviving entity, or

        (2) any person or entity or group of persons and/or entities acting in concert shall acquire securities or voting rights which results in ownership or voting control by such person or entity or group of persons or entities of more than 50% of the outstanding securities representing the present right to vote for election of directors of the company named in Item I of the Declarations.

        This POLICY shall not apply to any WRONGFUL ACTS actually or allegedly taking place after the effective date of said merger, consolidation or acquisition; however, this POLICY shall remain in force for the remainder of the POLICY PERIOD as to CLAIMS based upon WRONGFUL ACTS alleged to have been committed prior to such date. All premiums paid or due at the time of said merger, consolidation or acquisition shall be fully earned and in no respect refundable.

    (b) In the event of the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate any entity included within the definition of the COMPANY, or in the event such entity becomes a debtor in possession, this POLICY shall not apply to any WRONGFUL ACTS by the directors and officers of such entity actually or allegedly taking place after the date of such event. This POLICY shall remain in force for the remainder of the POLICY PERIOD from said date as to CLAIMS for (i) WRONGFUL ACTS by any other INSUREDS, and (ii) WRONGFUL ACTS by the directors and officers of such entity alleged to have been committed prior to the date of such event. All premiums paid or due at the time of such event shall be fully earned, and in no respect refundable. With respect to CLAIMS first made after the date of such event for WRONGFUL ACTS by the directors and officers of such entity, (i) the LIMIT OF LIABILITY of this POLICY for the remainder of the POLICY PERIOD shall be a continuation of the same limit, and not a separate limit, as was in effect during the POLICY YEAR in which such event occurred, and (ii) such CLAIMS shall be deemed to have been first made during the POLICY YEAR in which such event occurred for purposes of the LIMIT OF LIABILITY.

    (c) This POLICY may be cancelled by mutual agreement and consent of the INSURER, the COMPANY, and the INSUREDS upon such terms and conditions as respects return premium nature of the WRONGFUL ACT, the alleged injury, the names of the claimants, and the manner in which the INSUREDS or COMPANY first became aware of the CLAIM; or

     (b) event described in subpart (a) or (b) of Clause 8 (Cancellation) above,

     and shall cooperate with the INSURER and give such additional information as the INSURER may reasonably require.

     The INSUREDS and/or the COMPANY shall give written notice to the INSURER of any:

     (a) material change in the terms or conditions of the UNDERLYING INSURANCE; or

     (b)  nonrenewal or cancellation of the UNDERLYING INSURANCE.

     within 30 days after the INSUREDS and/or the COMPANY receive or have notice of such change, nonrenewal or cancellation and any additional premium reasonably required by the INSURER as a result of such change, nonrenewal or cancellation shall be paid within 30 days of the request therefor by the INSURER.

14.  LOSS PROVISIONS

     (a) The time when a CLAIM shall be made for purposes of determining the application of Clause 1 (Insuring Clause) above shall be the date on which the CLAIM is first made against the INSURED.

     (b) If during the POLICY PERIOD, the INSUREDS or the COMPANY shall become aware of any circumstances that are likely to give rise to a CLAIM being made against the INSUREDS, and shall give written notice to the INSURER of the circumstances and the reasons for anticipating a CLAIM, with particulars as to dates and persons involved, then any CLAIM that is subsequently made against the INSUREDS arising out of such circumstances shall be treated as a CLAIM made during the first POLICY YEAR in which the INSUREDS or the COMPANY gave such notice.

     (c) The COMPANY and the INSUREDS shall give the INSURER such information and cooperation as it may reasonably require and as shall be in the COMPANY's and the INSUREDS' power.

15.  OTHER INSURANCE

     Subject to subparts (f) and (g) of Clause 3 (Exclusions), if other valid and collectible insurance with any other insurer, whether such insurance is issued before, concurrent with, or after inception of this POLICY, is available to the INSUREDS covering a CLAIM also covered by this POLICY, other than the UNDERLYING INSURANCE and insurance that is issued specifically as insurance in excess of the insurance afforded by this POLICY, this POLICY shall be in excess of and shall not contribute with such other insurance. Except as allowed by subpart (c) of Clause 1 (Insuring Clause), nothing herein shall be construed to make this POLICY subject to the terms of other insurance.

16.  NOTICE

     All notices under any provision of this POLICY shall be in writing and given by prepaid express courier or electronic service properly addressed to the appropriate party at the respective addresses as shown in Items V and VI of the Declarations. Notice so given shall be deemed to be received and effective upon actual receipt thereof by the party or one day following the date such notice is sent, whichever is earlier.

21.  ACQUISITION, CREATION OR DISPOSITION OF A SUBSIDIARY

     (a) Coverage shall apply to the directors and officers of any subsidiary corporation in which more than 50% of the outstanding securities representing the present right to vote for election of directors is owned, directly or indirectly, in any combination, by the COMPANY and/or one or more of its SUBSIDIARIES, and which is acquired or created after the inception of this POLICY, if written notice is given to the INSURER within 30 days after the acquisition or creation, and any additional premium required by the Insurer paid within thirty days of the request therefor by the INSURER. The INSURER waives the obligation to provide notice and to pay any additional premium if the assets of such newly created or acquired company are not more than 10% of the total assets of the COMPANY or $250,000,000, whichever is less. The coverage provided for the directors and officers of such new subsidiary shall be limited to CLAIMS for WRONGFUL ACTS actually or allegedly taking place subsequent to the date of acquisition or creation of the subsidiary.

     (b) Coverage shall not apply to directors and officers of any subsidiary, including a SUBSIDIARY as defined in Clause 2 (Definitions) above, for CLAIMS for WRONGFUL ACTS actually or allegedly taking place subsequent to the date that the COMPANY and/or more of its SUBSIDIARIES, directly or indirectly, in any combination, ceases to own more than 50% of the outstanding securities representing the present right to vote for election of directors in such subsidiary.

IN WITNESS WHEREOF, the INSURER has caused this POLICY to be signed by its President and Secretary and countersigned on the Declarations Page by a duly authorized agent of the INSURER.



/s/                                     /s/
- --------------------------------------  ----------------------------------------
Secretary                               President

                CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No.   1       Effective Date of Endorsement June 1, 1993
               -----------                             -------------------------
Attached to and forming part of POLICY NO.     GS-212C
                                          --------------------------------------
COMPANY       THE GILLETTE COMPANY
       -------------------------------------------------------------------------


It is understood and agreed that this POLICY is hereby amended as indicated below.
All other terms of this POLICY remain unchanged.


                  REVISED THREE-YEAR POLICY FORM ENDORSEMENT
                  ------------------------------------------
                           (Replacement Policy Form)


    It is understood and agreed that pursuant to Clause 19 "Special Policy Revisions" and with the consent of the company named in Item I of the Declarations, this POLICY is changed as of the effective date set forth above by cancelling the POLICY form (including endorsements) in effect as of the effective date of this Endorsement and reissuing the revised POLICY form (including revised endorsement forms) to which this Endorsement is attached.

    Coverage under this POLICY for all CLAIMS first made against the INSUREDS prior to the effective date of this Endorsement shall be governed by such prior POLICY form (including endorsements thereto). Coverage under this POLICY for all CLAIMS first made against the INSUREDS on or after the effective date of this Endorsement shall be governed by the POLICY form (including endorsements) to which this Endorsement is attached.

    Except as may be agreed to by the INSURER in writing, such change in POLICY form shall not change the inception date, anniversary date, LIMIT OF LIABILITY, or POLICY YEAR of this POLICY. The maximum liability of the INSURER for all LOSS arising from all CLAIMS first made during the POLICY YEAR in which this Endorsement becomes effective shall be the amount described in Item III of the Declarations.



                                              /s/
- ------------------------------------       -------------------------------------
Signature of Authorized                    Signature of Authorized
Representative of COMPANY                  Representative of INSURER

                CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No.    2      Effective Date of Endorsement  August 20, 1990
               ----------                               ------------------------
Attached to and forming part of POLICY No.     GS-212C
                                           -------------------------------------
COMPANY   THE GILLETTE COMPANY
       -------------------------------------------------------------------------

It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.



                        OUTSIDE POSITIONS ENDORSEMENT:
                      SUBLIMIT, NON-SPECIFIC INDIVIDUALS


(A) Subject to the sublimit of liability set forth in (C) below, the definition of "INSUREDS" is hereby extended to include:

     (1) all persons who were, are, or shall be serving as directors, officers, trustees, governors, partners or the equivalent thereof for any corporation, partnership, joint venture, eleemosynary institution, non-profit organization, industry association, or foundation, (any such enterprises referred to below as "Entity"), if:

           (a) such activity is part of their duties regularly assigned by the COMPANY, or

           (b) they are a member of a class of persons so directed to serve by the COMPANY

     (2) the estates, heirs, legal representatives or assigns of deceased persons who were INSUREDS, as defined in subpart (A)(I) above, and the legal representatives or assigns of INSUREDS in the event of their incompetency, insolvency or bankruptcy.

(B)  It is further understood and agreed that this extension of coverage:

     (1) is to be excess of any other insurance and excess of any director or officer liability insurance and or company reimbursement insurance any conditions in such other insurance notwithstanding:

     (2) shall not apply to any LOSS for which such Entity or the COMPANY actually pays or indemnities or is required or permitted to pay on behalf of or to indemnify the INSUREDS pursuant to the charter or other similar formative document or by-laws or written agreements of such Entity or the COMPANY duly effective under applicable law, that determines and defines such rights of indemnity; provided, however, this subpart (2) shall not apply if:

           (a) such Entity and the COMPANY refuse to indemnify or advance defense or other costs as required or permitted, or if such Entity and the COMPANY are financially unable to indemnify: and

           (b)   the INSUREDS comply with Clause 20 (Subrogation) of the POLICY:

     (3) shall not apply to any LOSS in connection with any CLAIM made against the INSUREDS in their capacity as directors or officers of Corporate Officers & Directors Assurance Ltd. or Corporate Officers & Directors Assurance Holding, Ltd: and

     (4) is not to be construed to extend to the Entity nor to any other director, officer, trustee, governor, partner or employee of such Entity.

(C) In lieu of the LIMIT OF LIABILITY stated in Item III of the Declarations, the limit of liability of the INSURER for this extension of coverage shall be $ 5,000,000 in the aggregate for all LOSS which is covered by reason of this extension of coverage and which is paid on behalf of all INSUREDS arising from all CLAIMS first made during each POLICY YEAR. It is understood that the amount stated in Item III of the Declarations is the maximum amount payable by the INSURER under this POLICY for all CLAIMS first made during each POLICY YEAR, and that this Endorsement extends coverage with a submit which further limits the INSURER'S liability and does not increase the INSURER'S maximum liability beyond the LIMIT of LIABILITY stated in Item III the Declarations. It is further understood that such sublimit is separate from and payment of LOSS pursuant to this Endorsement does not reduce the sublimit or limit contained in any other Outside Positions Endorsement to this POLICY.

(D) Solely for purposes of this extension of coverage, the definition of "WRONGFUL ACT" is hereby modified to replace the word "COMPANY" with the word "ENTITY" wherever the word "COMPANY" appears.

(E) Solely for purposes of applying subparts (i) and (j) of Clause 3 (Exclusions) of the POLICY to this extension of coverage, the definition of "COMPANY" is hereby modified to include such Entity.


                                       /s/
                                       -----------------------------------------
                                       Signature of Authorized Representative

                CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.

Endorsement No.   3          Effective Date of Endorsement    June 1, 1991
                ------                                      ----------------

Attached to and forming part of POLICY No.     GS-212C
                                            --------------------------------

COMPANY     THE GILLETTE COMPANY
         -------------------------------------------------------------------

It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.

                        OUTSIDE POSITIONS ENDORSEMENT:
                        SUBLIMIT, SPECIFIC INDIVIDUALS

(A) Subject to the sublimit of liability set forth in (C) below, the definition of "INSUREDS" is hereby extended to include:

     (1) the following persons who were, are, or shall be serving as directors, officers, trustees, governors, partners or the equivalent thereof for any corporation, partnership, joint venture, eleemosynary institution, non-profit organization, industry association, or foundation, (any such enterprises referred to below as "Entity"):

          MR. ALFRED M. ZEIEN
          --------------------------------------------------------------------

          MR. JOSEPH E. MULLANEY
          --------------------------------------------------------------------

          --------------------------------------------------------------------

          provided, however, that:

          (a) such activity is part of their duties regularly assigned by the COMPANY, or

          (b)  they are so directed to serve by the COMPANY.

     (2) the estates, heirs, legal representatives or assigns of deceased persons who were INSUREDS, as defined in subpart (A)(1) above, and the legal representatives or assigns of INSUREDS in the event of their incompetency, insolvency or bankruptcy.

(B)  It is further understood and agreed that this extension of coverage:

     (1) is to be excess of any other insurance and excess of any director or officer liability insurance and/or company reimbursement insurance any conditions in such other insurance notwithstanding:

     (2) shall not apply to any LOSS for which such Entity or the COMPANY actually pays or indemnifies or is required or permitted to pay on behalf of or to indemnify the INSUREDS pursuant to the charter or other similar formative document or by-laws or written agreements of such Entity or the COMPANY duly effective under applicable law, that determines and defines such rights of indemnity; provided, however, this subpart (2) shall not apply if:

          (a) such Entity and the COMPANY refuse to indemnify or advance defense or other costs as required or permitted, or if such Entity and the COMPANY are financially unable to indemnify; and

               (b) the INSUREDS comply with Clause 20 (Subrogation) of the POLICY;

          (3) shall not apply to any LOSS in connection with any CLAIM made against the INSUREDS in their capacity as directors or officers of Corporate Officers & Directors Assurance Ltd. or Corporate Officers & Directors Assurance Holding, Ltd.; and

          (4) is not to be construed to extend to the Entity nor to any other director, officer, trustee, governor, partner or employee of such Entity.

     (C) In lieu of the LIMIT OF LIABILITY stated in Item III of the Declarations, the limit of liability of the INSURER for the extension of coverage afforded by this Endorsement shall be $15,000,000 in the aggregate for all LOSS which is covered by reason of this Endorsement and which is paid on behalf of all INSUREDS arising from all CLAIMS first made during each POLICY YEAR. It is understood that the amount stated in Item III of the Declarations is the maximum amount payable by the INSURER under this POLICY for all CLAIMS first made during each POLICY YEAR, and that this Endorsement extends coverage with a sublimit which further limits the INSURER'S liability and does not increase the INSURER'S maximum liability beyond the LIMIT OF LIABILITY stated in Item III the Declarations. It is further understood that such sublimit is separate from, and payment of LOSS pursuant to this Endorsement does not reduce, the sublimit or limit contained in any other Outside Positions Endorsement to this POLICY.

     (D) Solely for purposes of this extension of coverage, the definition is of "WRONGFUL ACT" is hereby modified to replace the word "COMPANY" with the word "Entity" wherever the word "COMPANY" appears.

     (E) Solely for purposes of applying subparts (i) and (j) of Clause 3 (Exclusions) of the POLICY to this extension of coverage, the definition of "COMPANY" is hereby modified to include such Entity.




                                    --------------------------------------------
                                    Signature of Authorized Representative

                           CODA Letterhead goes here


Endorsement No.     4       Effective Date of Endorsement      June 1, 1993
               -----------                               -----------------------

Attached to and forming part of POLICY No.       GS-212C
                                          --------------------------------------

COMPANY            The GILLETTE COMPANY
       -------------------------------------------------------------------------

It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.


                          THREE-YEAR POLICY REVISION
                            GRANDFATHER ENDORSEMENT

Clause 8(e) of the POLICY is deleted in its entirety and Clause 7 of the POLICY is amended to read in its entirety as follows:

            Except in the event this POLICY is canceled in whole or in part in accordance with Clause 8 (Cancellation) below, on each anniversary of this POLICY, upon submission of the extension application and payment of the charged premium, this Policy shall automatically be continued to a date one year beyond its previously stated expiration date, unless written notice is given by the INSURER to the COMPANY, or by the COMPANY to the INSURER, that such POLICY extension is not desired. Such written notice may be given at any time prior to the anniversary of the POLICY, except that such notice by the INSURER to the COMPANY may be given only during the period commencing ninety
            (90) days and ending ten (10) days prior to such anniversary, in which case the POLICY shall automatically expire two years from such anniversary date. Such written notice shall be given by the INSURER to the COMPANY only if it is determined to be appropriate by an affirmative vote of a majority of the INSURER's entire Board at a meeting of said Board prior to mailing of such notice.

            The premium charged on each anniversary of this POLICY shall be determined by the rating plan and by-laws of the INSURER in force at such anniversary date.

As of the second anniversary of the Effective Date of this Endorsement, (i) the foregoing deletion of Clause 8 (e) and amendment of Clause 7 shall terminate,
(ii) Clause 8 (e) shall read in its entirety as set forth in the POLICY form to which this Endorsement is attached, and (iii) Clause 7 shall read in its entirety as follows:

            Except in the event this POLICY is canceled in whole or in part in accordance with Clause 8 (Cancellation) below, on each anniversary of this POLICY, upon submission of the extension application and payment of the charged premium, this POLICY shall automatically be continued to a date one year beyond its previously stated expiration date, unless written notice is given by the INSURER to the COMPANY, or by the COMPANY to the INSURER, that such POLICY extension is not desired. Such written notice may be given at any time prior to the anniversary of the POLICY, except that such notice by the INSURER to the COMPANY may be given only during the period commencing ninety
            (90) days and ending ten (10) days prior to such anniversary, in which case the POLICY shall automatically expire two years from such anniversary date.

           Such written notice shall be given by the INSURER to the COMPANY only if it is determined to be appropriate by an affirmative vote of 2/3 of the INSURER'S entire Executive Committee at a meeting of said Committee prior to mailing of such notice. Any non-extension by the INSURER shall be revoked as of the next meeting of the INSURER'S Board of Directors if the Board at such meeting so determines by an affirmative vote of a majority of the entire Board. It any such non-extension is so revoked or if during the remainder of the POLICY PERIOD the INSURER agrees to extend coverage, this POLICY shall be continued or such agreed coverage may be extended, respectively, to the expiration date which would otherwise be applicable if such notice of Non-extension had not been given, provided the COMPANY submits the extension application and pays the charged premium.

           If the COMPANY or the INSURER gives written notice that the POLICY extension is not desired, the COMPANY shall pay on or before each of the two remaining anniversary dates the charged premium for the next succeeding POLICY YEAR respectively less a premium credit equal to the premium paid for the two respective POLICY YEARS remaining in the POLICY PERIOD as of the effective date of this Endorsement. If any such premium credit exceeds the charged premium, the INSURER shall refund to the COMPANY the difference within ten days following such anniversary date.

The premium charged on each anniversary of this POLICY shall be determined by the rating plan and by-laws of the INSURER in force at such anniversary date.


                                        ---------------------------------------
                                        Signature of Authorized Representative

                CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.

Endorsement No. 5 Effective Date of Endorsement        June 1, 1991
               ---                                ---------------------------

Attached to and forming part of POLICY No.          GS-212C
                                            ---------------------------------

COMPANY      THE GILLETTE COMPANY
         --------------------------------------------------------------------

It is understood and agreed that this POLICY is hereby amended as indicated below. All other terms of this POLICY remain unchanged.


                        INSURED DEFINITION ENDORSEMENT
                        ------------------------------

Subpart (d) of Clause 2 (Definitions) of this POLICY is hereby deleted in its entirety and replaced with the following:

         (d)  "INSUREDS" shall mean:

         (1) all persons who were, now are, or shall be duly elected or appointed directors, officers, operating division presidents, functional vice presidents, general managers, area general managers and group general managers of the COMPANY or any unincorporated divisions of the COMPANY; or

         (2) the estates, heirs, legal representatives or assigns of deceased INSUREDS who were directors, officers, operating division presidents, functional vice presidents, general managers, are general managers and group general managers of the COMPANY or any unincorporated divisions of the COMPANY at the time of the WRONGFUL ACT upon which such CLAIMS are based were committed, and the legal, representatives or assigns of INSUREDS in the event of their incompetency, insolvency or bankruptcy.

All other terms and conditions remain unchanged.


                                   By
                                      -------------------------------------
                                        Authorized Representative

                CORPORATE OFFICERS AND DIRECTORS ASSURANCE LTD.


Endorsement No.   6   Effective Date of Endorsement     November 17, 1988
               -------                             -----------------------------
Attached to and forming part of POLICY No.    GS-212C
                                          --------------------------------------
COMPANY      THE GILLETTE COMPANY
       -------------------------------------------------------------------------


It is hereby understood and agreed that Clause 2.(d) (Definition of Insureds), is extended to include those individuals serving in the following positions:


   - Group General Manager,              - President, Blade and Razor Group,
     Gillette International,               North America Division
     Asia-Pacific Group
                                         - President, Jafra Cosmetics
   - President, Oral-B Laboratories
                                         - President, Blade and Razor Group,
   - President Directeur General,          European Division
     Financiere Gillette Societe
     Participation                       - President, Stationary Products Group,
                                           European Division
   - President, Personal Care Group,
     European Division                   - President, Personal Care Group,
                                           North America Division
   - President, Stationery Products
     Group, North America Division

   - Group General Manager,
     Gillette International, Latin
     American Group

   - Group General Manager,
     Gillette International, Africa,
     Middle East and Eastern Europe




All other terms and conditions remain unchanged.




                                                 By /s/
                                                   -----------------------------
                                                   Authorized Representative

[LETTERHEAD OF JOHNSON & HIGGINS APPEARS HERE]

June 1, 1994

Mr. Thomas Welgoss
Manager, Corporate Insurance
The Gillette Company
Prudential Tower Building
Boston, MA 02199
USA

Dear Mr. Welgoss:

RE:  THE GILLETTE COMPANY
     ACE/CODA D & O LIABILITY

ACE and CODA have confirmed binding D&O Liability coverage as follows:

Quote
- -----

ACE Insurance Co. Ltd. is pleased to acknowledge receipt of Dlrs 155,000 and confirm binding the following:

Policy Period:       June 1, 1994-1995

Limit of Liability:  Dlrs 10m xs Dlrs 6m D&O and
                     Dlrs 10m xs Dlrs 40m C.R.

Structure:

         NAME                       LIMITS
         ----                       ------

                    D&O                    C.R.

         London     15m                   15m
         Chubb      15m                   15m
         Aetna      10m                   10m
         CODA       20m                    -
         ACE        10m (GS-7295D)        10m (GS-7296D)


                                                          Continued/

- -------------------------------------------------------------------------------

Followed policies are London C.R., CODA D&O.

Coverage is D&O and C.R.

Cover will be issued on policy form D&O 6-88, policy numbers shown above.

Endorsements to be included:

      - Discovery Period Endorsement
      - Cancellation Endorsement
      - Excess DIC Endorsement
      - Endorsement amending Clause III B (i) and (ii)
      - Specific Combined Limit of Liability Endorsement
      - Endorsement amending section II - A&C


Unquote
- -------


Quote
- -----

CODA is pleased to acknowledge receipt of $155,000 and confirm binding Extension of XS/DIC cover as follows:

Policy Period:           June 1, 1996-1997

Limit of Liability:      $20 Million

Premium:                 $155,000 Minus $10,000 XS/DIC

Structure:               NAME               LIMITS
                         ----               ------

                         London              15m
                         Chubb               15m
                         Aetna               10m

Endorsements to be included: As expiring.

Specific Inclusions: Prior Acts cover for Directors & Officers of Parker Pens.


UNQUOTE
- -------


                                                                      Continued/

This Policy is issued as an offshore placement. The insurance is placed with an Insurer not admitted to write insurance by any State. The Insurer is not under the jurisdiction of, or subject to supervision, regulation, or examination by the States. In case of insolvency, payment of claims is not guaranteed and you will not be protected by any State Guarantee Funds. Any applicable taxes, including but not limited to Federal Excise Tax, are the responsibility of the Insured to settle are in addition to the premium.

We look forward to receiving copies of the underlying policies as they become available. Should you have any questions, please call.

Yours sincerely,


/s/ Gaynelle
- ------------------
Gaynelle Williams
Account Executive

cc: Joan Goldberg - J & H Boston

SS3656:GPW

                            PENSION AND WELFARE FUND
                   FIDUCIARY RESPONSIBILITY INSURANCE POLICY

                           SPECIAL ENDORSEMENT NO. 6

To be attached to and form part of:

 Policy No.   06 FF 100887749 BCA
  Issued to:  THE GILLETTE COMPANY RETIREMENT PLAN

It is agreed that:

1. Section V. Policy Period: Territory, is hereby deleted in its entirety and replaced with the following as respects the plans outlined in the schedule below:

     This insurance applies to claims first made during the policy period described in the Declarations occurring anywhere in the world, except as provided in subsection (c), of this endorsement, provided that with respect to any claim for damages brought outside the United States of America, its territories or possessions, Canada or the United Kingdom,

     (a) It shall be the duty of the Insured and not the duty of the Company to defend or settle such claim or suit brought against the Insured, provided that no expenses shall be incurred without the Company's consent, such consent not to be unreasonably withheld.

     (b)   In the event that a claim is made for which coverage is provided by
           Section 1. Insuring Agreement, and consent is then given pursuant to item 1 (a) of this Special Endorsement, the Company shall pay defense expenses with respect to such a covered claim on a current basis upon such terms as the Company may reasonably require, provided that such reimbursement shall not be deemed to waive any rights or defenses of the Company or reservations of such rights or defenses, including, but not limited to, the right of the Company to recover any such reimbursement if it is determined that it was not payable under this Policy. The Company will reimburse the Insured for the reasonable cost of defense expenses in excess of the deductible amount stated in the Declarations, all subject to and within the applicable limit of the Company's liability. Such reimbursement shall be made in United States currency at the rate of exchange prevailing on the date the judgment is rendered or the amount of the settlement is agreed upon or the date expenditure is made.

     (c) The policy shall not apply to any claim brought in any country not maintaining active diplomatic relations with the United States of America at the time claim is first made in writing.

           The Company is not an admitted or authorized insurer outside of the United States of America, its territories or possessions, or Canada, and the Company assumes no responsibility for the furnishing of certificates or evidence of insurance, or bonds in any country in which it is not admitted or authorized. The Company shall not be liable for any fine or penalty imposed upon the Insured for failing to insure with an admitted or authorized insurer nor for any other failure of the Insured to comply with an insurance law of a country, state, province, territory or possession in which the Company is not an admitted authorized insurer.

                       DESIGNATED FOREIGN PLAN SCHEDULE
                       --------------------------------

From and after the time this endorsement becomes effective, the Name of the Designated Trust or Plan includes:

Gillette de Argentina Defined Benefit Plan (executives)
Gillette Australia Combination Defined Benefit/Defined Contribution Plan Oral-B Labs (Australia) Defined Contribution Plan
Braun Electric Austria Defined Benefit Plan
Gillette (Austria) and Jafra Austria Defined Benefit Plan
Braun Belgium Defined Benefit Plan
Gillette Belgium Defined Benefit Plan
Gillette do Brasil & Cia Defined Benefit Plan
Braun Denmark Defined Contribution Plan

                           PENSION AND WELFARE FUND
                   FIDUCIARY RESPONSIBILITY INSURANCE POLICY


Gillette A/S (Denmark) Defined Benefit Plan
Braun Finland Oy Defined Benefit Plan
Oy Gillette Finland Ab Defined Benefit Plan
Braun France S.A. Defined Contribution Plan
Gillette France (Annecy) Defined Contribution Plan
Oral-B Labs (France) Defined Contribution Plan
Waterman S.A. (France) Defined Contribution Plan
Braun AG (Germany) Defined Benefit Plan
Gillette Deutschland Defined Benefit Plan
Jafra Cosmetics Gmbh Defined Benefit Plan
Oral-B Labs. Gmbh Defined Contribution Plan
Parker Pen Gmbh Defined Benefit Plan
Braun Nederland (Holland) Defined Benefit Plan
Gillette Nederland and Jafra BV (Holland) Defined Benefit Plan
Gillette (Hong-Kong) Ltd. & Far East Trading Defined Contribution Plan Gillette Indonesia and Oral-B Indonesia Defined Benefit Plan
Braun Ireland Ltd. Defined Benefit Plan
Oral-B Labs Ireland Defined Benefit Plan
Gillette Group Italy SpA Defined Benefit Plan (for the Dirigenti)
Gillette Caribbean Ltd. (Jamaica) Defined Benefit Plan
Braun Japan Defined Benefit Plan
Gillette (Japan) Inc. and Parker Pen Japan Defined Benefit Plan
Gillette Interproducts Ltd. (Kenya) Defined Contribution Plan
Gillette Malaysia Defined Contribution Plan
Gillette de Mexico SA Defined Benefit Plan (fund for legal indemnity) Gillette (New Zealand) Defined Contribution Plan
Braun Norge A/S (Norway) Defined Benefit Plan
Gillette Norge A/S Defined Benefit Plan
Interpak Shaving Products Ltd. (Pakistan) Combination Defined Benefit/Defined
 Contribution Plan
Gillette Philippines Defined Benefit Plan
Gillette South Africa Defined Benefit Plan
Oral-B Labs (South Africa) Defined Contribution Plan
Gillette Espanola (Spain) Defined Benefit Plan
Gillette (Switzerland) AG Defined Benefit Plan
Gillette Thailand Ltd. Defined Contribution Plan,

and any other Employee Welfare Benefit Plan or Welfare Plan sponsored by a non U.S./non Canadian/non United Kingdom subsidiary of The Gillette Company or any foreign Welfare Benefit Plan or Welfare Plan sponsored by The Gillette Company or a domestic subsidiary; in addition, any Pension Plan or Trust created or acquired by a non U.S./non Canadian/non United Kingdom subsidiary of The Gillette Company, or any foreign Pension Plan or Trust created or acquired by The Gillette Company or a domestic subsidiary, provided written notice of such created or acquired plan(s) is given to the Company in writing within 90 days unless the newly created or acquired plan(s) assets are $25,000,000 (TWENTY FIVE MILLION AND NO/100s Dollars) or less which then requires annual reporting to the Company at the policy anniversary.

2. As respects this Special Endorsement, Section VIII, Supplementary Payments is eliminated in its entirety and replaced with:

    "The Company will pay as part of the Limit of Liability shown in the Declarations all costs, charges, and expenses incurred by the Company in the investigation, settlement, defense, and negotiation of any claim coming within the terms of this insurance.

    The Company will pay as part of the Limit of Liability shown in the Declarations reasonable expenses incurred by the Insured at the Company's consent."

3. This extension of coverage shall be a part of and not in addition to the "annual aggregate limit of liability" available for settlement or adjudication of such claim.

                           PENSION AND WELFARE FUND
                   FIDUCIARY RESPONSIBILITY INSURANCE POLICY

4. Nothing contained herein shall vary, alter, or extend any of the terms, conditions, and limitations of the policy except as stated above.

This endorsement forms a part of the Policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

Endorsement No. 15

- ------------------------------------------------------------------------------
(Complete only when this endorsement is not prepared with the policy or is not to be effective with the policy.)

Issued to (Designated Trust or Plan)
Endorsement effective

                           THE AETNA CASUALTY AND SURETY COMPANY

                           By:       (SIGNATURE WAIVED)
                                -------------------------------
                                   Authorized Representative

Accepted by:

                   FIDUCIARY RESPONSIBILITY INSURANCE POLICY
[LOGO OF AETNA
 APPEARS HERE]
                           SPECIAL ENDORSEMENT NO. 5
                           -------------------------

To be attached to and form part of


      Policy No:  06 FF 100887749 BCA
      Issued to:  THE GILLETTE COMPANY RETIREMENT PLAN

It is agreed that:

1. Section V. Policy Period: Territory, is hereby deleted in its entirety and replaced with the following:

     This insurance applies only to claims first made during the policy period described in the Declarations within the United States of America, its territories or possessions, Canada or the United Kingdom.

2. Nothing contained herein shall vary, alter, or extend any of the terms, conditions, and limitations of the Policy except as stated above.

This endorsement forms a part of the Policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

Endorsement No.       14


- --------------------------------------------------------------------------------
(Complete only when this endorsement is not prepared with the policy or is not to be effective with the policy.)

Issued to (Designated Trust or Plan)
Endorsement effective

                                 THE AETNA CASUALTY AND SURETY COMPANY

                                 By:        (SIGNATURE WAIVED)
                                     ---------------------------------
                                         Authorized Representative

Accepted by:


- ---------------------------------
    Insurance Representative






TERRITORY ENDORSEMENT

Aetna              FIDUCIARY RESPONSIBILITY INSURANCE POLICY
Letter-
Head                       SPECIAL ENDORSEMENT NO. 4

To be attached to and form part of:

   Policy No.:    06 FF 100887749 BCA
    Issued to:    THE GILLETTE COMPANY RETIREMENT PLAN

It is agreed that:

1. From and after the time this endorsement becomes effective, the Name of Designated Trust or Plan referred to in Item 1. of the Declarations is:

    Any Employee Welfare Benefit Plan or Welfare Plan, sponsored by the employer listed in Item 2., below, or jointly sponsored by said employer and a labor organization, for the exclusive benefit of the employees of said employer, located in the United Kingdom or Canada.

2.  THE GILLETTE COMPANY
    --------------------
    Name of Employer

This endorsement forms a part of the Policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

Endorsement No.  13


- --------------------------------------------------------------------------------
(Complete only when this endorsement is not prepared with the policy or is not to be effective with the policy.)

Issued to (Designated Trust or Plan)
Endorsement effective

                                      THE AETNA CASUALTY AND SURETY COMPANY

                                      By:        (SIGNATURE WAIVED)
                                         ----------------------------------
                                               Authorized Representative


Accepted by:


- ---------------------------------------
       Insurance Representative









OMNIBUS WELFARE PLAN ENDORSEMENT FOR THE UNITED KINGDOM AND CANADA

For use with Aetna Casualty & Surety
Fiduciary Responsibility Insurance Policy

                   FIDUCIARY RESPONSIBILITY INSURANCE POLICY
[LOGO OF AETNA
 APPEARS HERE]
                           SPECIAL ENDORSEMENT NO. 3
                           -------------------------

To be attached to and form part of


      Policy No:  06 FF 100887749 BCA
      Issued to:  THE GILLETTE COMPANY RETIREMENT PLAN

It is agreed that:

1. Section III, Definition of Insured, item (1) is hereby amended deleting the words..." or any interest owned or controlled by said sole sponsor, "...and substituting the words..." or by any interest owned or controlled by said sole sponsor or which herein includes those affiliated companies managed by said sole sponsor even though said sole sponsor may own less than 50% of the voting stock,"...

2. Nothing contained herein shall vary, alter, or extend any of the terms, conditions, and limitations of the Policy except as stated above.

This endorsement forms a part of the Policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

Endorsement No.       12


- --------------------------------------------------------------------------------
(Complete only when this endorsement is not prepared with the policy or is not to be effective with the policy.)

Issued to (Designated Trust or Plan)
Endorsement effective

                                 THE AETNA CASUALTY AND SURETY COMPANY

                                 By:        (SIGNATURE WAIVED)
                                     ---------------------------------
                                         Authorized Representative

Accepted by:


- ---------------------------------
    Insurance Representative






MANAGED COMPANIES ENDORSEMENT

[LOGO OF
 AETNA             FIDUCIARY RESPONSIBILITY INSURANCE POLICY
 APPEARS
 HERE]                     SPECIAL ENDORSEMENT NO. 2
                           -------------------------

To be attached to and form part of

     Policy No:  06 FF 100887749 BCA
     Issued to:  THE GILLETTE COMPANY RETIREMENT PLAN

It is agreed that:

1. Subsection (1) of Section III DEFINITION OF INSURED is amended by substituting a comma for the period at the end of said subsection and by adding the following:



      "however, written notice shall not be required if the aggregate asset value of such newly created Trust(s) or Employee Benefit Plan(s) and any other Trust(s) or Employee Benefit Plan(s) hereafter acquired through consolidation, merger or takeover of any one specific firm by the sole sponsor or by any interest owned or controlled by said sole sponsor is less than TWENTY FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00)."


2. Subsection (5) of Section III DEFINITION OF INSURED is amended by deleting the word "provided:" at the end of the fourth line of said subsection and by substituting the following:

      "however, if the aggregate asset value of any Trust(s) or Employee Benefit Plan(s) hereafter acquired through consolidation, merger or takeover of any one specific firm and any additional Trust(s) or Employee Benefit Plan(s) created during the policy period by the sole sponsor referred to in Item (2) above, or by any interest owned or controlled by said sole sponsor is TWENTY FIVE MILLION AND NO/100 DOLLARS ($25,000,000.) or greater, then such Trust(s) and Employee Benefit Plan(s) is an Insured, provided:"

3. Nothing contained herein shall vary, alter, or extend any of the terms, conditions, and limitations of the Policy except as stated above.

This endorsement forms a part of the Policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

Endorsement No.            11
Policy No.                 06 FF 100887749 BCA

- --------------------------------------------------------------------------------
(Completed only when this endorsement is not prepared with the policy or is not to be effective with the policy)

Issued to (Designated Trust or Plan)
Endorsement effective

                           THE AETNA CASUALTY AND SURETY COMPANY

                           By:       (SIGNATURE WAIVED)
                               ---------------------------------
                                   Authorized Representative

Accepted by:

- ------------------------------
    Insurance Representative



NOTICE REQUIREMENT THRESHOLD ENDORSEMENT

                   FIDUCIARY RESPONSIBILITY INSURANCE POLICY
[LOGO OF AETNA
 APPEARS HERE]
                           SPECIAL ENDORSEMENT NO. 1
                           -------------------------

To be attached to and form part of:


      Policy No:  06 FF 100887749 BCA
      Issued to:  THE GILLETTE COMPANY RETIREMENT PLAN

It is agreed that:

1. Exclusion (4) of Section II EXCLUSIONS is hereby deleted and replaced by the following:

   "Arising out of the Insured's failure to comply with any law concerning Workers' Compensation, Unemployment Insurance, Social Security or Disability Benefits, or any similar law, but this exclusion shall not apply to any claim arising out of the Insured's failure to comply with the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended;"

2. Nothing contained herein shall vary, alter, or extend any of the terms, conditions, and limitations of the Policy except as stated above.

This endorsement forms a part of the Policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

Endorsement No.       10


- --------------------------------------------------------------------------------
(Complete only when this endorsement is not prepared with the policy or is not to be effective with the policy.)

Issued to (Designated Trust or Plan)
Endorsement effective

                                 THE AETNA CASUALTY AND SURETY COMPANY

                                 By:        (SIGNATURE WAIVED)
                                     ---------------------------------
                                         Authorized Representative

Accepted by:


- ---------------------------------
    Insurance Representative






COBRA ENDORSEMENT

[LETTERHEAD OF
AETNA APPEARS HERE]

PENSION AND WELFARE FUND
FIDUCIARY RESPONSIBILITY INSURANCE POLICY

To be attached to and form part of:

     Policy No:    06 FF 100887749 BCA
     Issued to:    THE GILLETTE COMPANY RETIREMENT PLAN

It is agreed that:

1. Section IV OTHER DEFINITIONS (3)(a) is amended by adding the following, "except for civil penalties resulting from Section 502(i) of the Employee Retirement Income Security Act of 1974."

2. This extension of coverage shall be a part of and not in addition to the "Annual Aggregate Limit of Liability" available for settlement or adjudication of such claim. Payment under this endorsement is limited to 5% of the settlement or adjudicated amount and shall not, in the aggregate, exceed 5% of the "Annual Aggregate Limit of Liability."

3. Nothing contained herein shall vary, alter, or extend any of the terms, conditions, and limitations of the Policy except as stated above.

This endorsement forms a part of the policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

Endorsement No. 9

- --------------------------------------------------------------------------------
(Complete only when this endorsement is not prepared with the policy or is not to be effective with the policy.)

Effective date of this endorsement

                            THE AETNA CASUALTY AND SURETY COMPANY

                                      (SIGNATURE WAIVED)
                            By:-------------------------------------
                                   Authorized Representative

- -------------------------------------------------------------------------------


SECTION 502(i) ENDORSEMENT

For use with Aetna Casualty & Surety
Fiduciary Responsibility Insurance Policy.

[LOGO OF AETNA             PENSION AND WELFARE FUND
 APPEARS HERE]     FIDUCIARY RESPONSIBILITY INSURANCE POLICY


It is agreed that the policy is amended as follows:

1. The Name of the Designated Trust or Plan referred in Item 1 of the Declarations shall include the merged and/or terminated plans enumerated in the SCHEDULE below, but only as respects Wrongful Acts which have occurred prior to the date of such merger and/or termination.

                                   SCHEDULE


   The Gillette Company Jafra Cosmetics, Inc. Retirement Plan (#004) Sickness and Accident Insurance Plan for Factory Employees (#513) The Gillette Company Payroll Employee Stock Ownership Plan (#006)


2. The total limit of the Company's liability to pay Damages under this endorsement is TWENTY MILLION AND NO/100 ($20,000,000.00) DOLLARS and shall be part of and not in addition to the "Annual Aggregate Limit of Liability"
                  ---
   shown in Item 4 of the Declarations.

3. Nothing contained herein shall vary, alter or extend any of the terms, conditions, and limitations of the Policy except as stated above.

4. This endorsement forms part of the policy to which it is attached effective as of 12:01 a.m. on July 1, 1994.

Endorsement No.     8
Policy Number:      06 FF 100887749 BCA


- --------------------------------------------------------------------------------

                                 THE AETNA CASUALTY AND SURETY COMPANY

                                 By:          (SIGNATURE WAIVED)
                                    ---------------------------------------
                                          Authorized Representative


Accepted:
         ------------------------------
            Designated Trust or Plan

By:      ------------------------------
           Insurance Representative



- --------------------------------------------------------------------------------


MERGED/TERMINATED PLAN ENDORSEMENT


For use with Aetna Casualty & Surety
Fiduciary Responsibility Insurance Policy.

F-2144 (09-90)

[LETTERHEAD OF
AETNA APPEARS HERE]

                           PENSION AND WELFARE FUND
                   FIDUCIARY RESPONSIBILITY INSURANCE POLICY

It is agreed that:

1. From and after the time this endorsement becomes effective, the Name of Designated Trust or Plan referred to in Item 1. of the Declaration is:

   Any Employee Welfare Benefit Plan or Welfare Plan, as defined in Subsection
   (1) of Section 3., Definitions of the Employee Retirement Income Security Act of 1974, sponsored by the employer listed in Item 2., below, or jointly sponsored by said employer and a labor organization, for the exclusive benefit of the employees of said employer.

2.  THE GILLETTE COMPANY
    --------------------
    Name of employer

This endorsement forms a part of the Policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

Endorsement No. 7
Policy No.    06 FF 100887749 BCA

- --------------------------------------------------------------------------------
(Complete only when this endorsement is not prepared with the policy or is not to be effective with the policy.)

Issued to (Designated Trust or Plan)
Effective Date of this endorsement

                            THE AETNA CASUALTY AND SURETY COMPANY

                                      (SIGNATURE WAIVED)
                            By:-------------------------------------
                                   Authorized Representative

- -------------------------------------------------------------------------------


OMNIBUS WELFARE PLAN ENDORSEMENT

For use with Aetna Casualty & Surety
Fiduciary Responsibility Insurance Policy.


F-2142 (09-90)

Aetna                      PENSION AND WELFARE FUND
Letter-
Head               FIDUCIARY RESPONSIBILITY INSURANCE POLICY

be attached to and form part of:

      Policy No:   06 FF 100887749 BCA
      Issued to:   THE GILLETTE COMPANY RETIREMENT PLAN

It is agreed that:

1. Section IV OTHER DEFINITIONS (3) (a) is amended by adding the following, "except for civil penalties resulting from Section 502(l) of the Employee Retirement Income Security Act of 1974."

2. This extension of coverage shall be a part of and not in addition to the "Annual Aggregate Limit of Liability" available for settlement or adjudication of such claim. Payment under this endorsement is limited 20% of the settlement or adjudicated amount and shall not, in the aggregate, exceed 20% of the "Annual Aggregate Limit of Liability."

3. Nothing contained herein shall vary, alter, or extend any of the terms, conditions, and limitations of the Policy except as stated above.

This endorsement forms a part of the policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

Endorsement No. 6

- --------------------------------------------------------------------------------
(Complete only when this endorsement is not prepared with the policy or is not to be effective with the policy.)

Effective Date of this endorsement


                                   THE AETNA CASUALTY AND SURETY COMPANY

                                   By:     (SIGNATURE WAIVED)
                                      ----------------------------------
                                          Authorized Representative


- --------------------------------------------------------------------------------












SECTION 502(l) ENDORSEMENT


For use with Aetna Casualty & Surety
Fiduciary Responsibility Insurance Policy.

F-2067 (09-90)
Cat.902381

[LOGO OF
AETNA              FIDUCIARY RESPONSIBILITY INSURANCE POLICY
APPEARS
HERE]

To be attached to and form part of:

         Policy No:    06 FF 100887749 BCA
         Issued to:    THE GILLETTE COMPANY RETIREMENT PLAN

It is agreed that:

1. Section II of the attached policy, EXCLUSIONS, is amended by adding the following exclusion:

              (9) Based on, arising out of, directly or indirectly resulting from, in consequence of, or in any way involving, actual or alleged seepage, pollution or contamination of any kind.

This endorsement forms a part of the policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

Endorsement No.    5

- --------------------------------------------------------------------------------
(The information below is required only when this endorsement is issued subsequent to preparation of the policy.)

Effective Date of this endorsement

                                     THE AETNA CASUALTY AND SURETY COMPANY

                                     By:       (SIGNATURE WAIVED)
                                         ---------------------------------
                                             Authorized Representative

Accepted:
          ---------------------------
           Designated Trust or Plan

      By:
          ----------------------------
           Insurance Representative


- --------------------------------------------------------------------------------







POLLUTION EXCLUSION ENDORSEMENT

For use with Aetna Casualty & Surety
Fiduciary Responsibility Insurance Policy.

F-2035 (Ed. 11-89)

[LOGO OF AETNA             PENSION AND WELFARE FUND
 APPEARS HERE]     FIDUCIARY RESPONSIBILITY INSURANCE POLICY


To be attached to and form part of:

         Policy No:  06 FF 100887749 BCA
         Issued to:  THE GILLETTE COMPANY RETIREMENT PLAN

It is agreed that:

1. The attached policy is amended by adding an additional section thereto as follows:

   "XII DEDUCTIBLE AMOUNT

   ONE HUNDRED THOUSAND AND NO/100 DOLLARS ($100,000.00) applicable to each Insured as defined in Items (3) and (4) of Section III, (hereinafter referred to as Deductible Amount) shall be deducted from the amount of each claim covered hereunder, including all defense expense incurred, and the Company shall be liable only in excess of such Deductible Amount. Claims based on or arising out of the same Wrongful Act or interrelated Wrongful Acts of one or more of Insureds shall be considered a single claim and the Deductible Amount shall be applied to each Insured shall be considered a single claim and the Deductible Amount shall apply to each Insured, provided, however, that the total of all such Deductible Amounts for any single claim shall not exceed ONE HUNDRED THOUSAND AND NO/100 ($100,000.00) DOLLARS.

   Subject to Section IX. CONSENT TO SETTLE, of this policy, the Company may pay any part or all of the Deductible Amount to effect settlement of any claim or suit and upon notification of the action taken, the Insured shall promptly reimburse the Company for such part of the Deductible amount as has been paid by the Company."

This endorsement forms a part of the policy to which attached, effective on the inception date of the policy unless otherwise stated herein.


Endorsement No.     4


- --------------------------------------------------------------------------------
(Complete only when this endorsement is not prepared with the policy or is not to be effective with the policy.)

Effective Date of this endorsement

                                 THE AETNA CASUALTY AND SURETY COMPANY

                                 By:          (SIGNATURE WAIVED)
                                    ---------------------------------------
                                          Authorized Representative


Accepted:
         -----------------------------------
            Name of Designated Trust or Plan

By:      -----------------------------------
              Insurance Representative



DEDUCTIBLE ENDORSEMENT


To be attached to Pension and Welfare Fund Fiduciary Responsibility Policies to apply a Deductible to each Insured Person Subject to an aggregate Deductible Amount.

F-1695-A(Ed. 11-89)

                           PENSION AND WELFARE FUND
                   FIDUCIARY RESPONSIBILITY INSURANCE POLICY


It is agreed that as of the effective date hereof the complete name of the Designated Trust or Plan under the attached policy is:


The Gillette Company Retirement Plan (#001)
The Gillette Company Employees Savings Plan (#002)
The Gillette Company Employee Stock Ownership Plan (#007)
Oral-B Laboratories, Inc. Pension Plan for Hourly Employees Owens Brush Co.
 (#001)
Oral-B Laboratories, Inc. Savings Plan (#005)
The Parker Pen Pension Plan
The Parker Pen Retirement Plan for Production Workers
The Parker Pen Retirement Plan for Skilled Workers
The Parker Pen 401(K) Plan
The Parker Pen Pension Plan, as sponsored by Parker Pen UK Ltd., Parker Pen
 Holdings Ltd. & Parker Pen Ltd.
Pension Agreement Between Oral-B Labs, Iowa City Plant & Chauffeurs, Teamsters &
 Helpers Local Union 238
Braun Canada Ltd. Defined Contribution Plan
Gillette Canada Inc. and Oral-B Labs (Canada) Defined Benefit Plan
Gillette UK Ltd., Jafra, and Braun UK Defined Benefit Plan
Oral-B Labs (UK) Defined Benefit Plan
Parker Pen Holdings (UK) Defined Benefit/Defined Contribution Plan


This endorsement forms a part of the Policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

Endorsement No.         3
Policy No.              06 FF 100887749 BCA


- --------------------------------------------------------------------------------
(Complete only when this endorsement is not prepared with the policy or is not to be effective with the policy.)

Issued to (Designated Trust or Plan)
Endorsement effective

                                 THE AETNA CASUALTY AND SURETY COMPANY

                                 By:       (SIGNATURE WAIVED)
                                     ---------------------------------
                                        Authorized Representative

Accepted by:


- -----------------------------------
    Insurance Representative



NAME OF DESIGNATED TRUST OR PLAN ENDORSEMENT


For use with Aetna Casualty & Surety
Fiduciary Responsibility Insurance Policy.

F-1658(Ed.3-86)

Aetna                      PENSION AND WELFARE FUND
Letter-
Head               FIDUCIARY RESPONSIBILITY INSURANCE POLICY


It is agreed that the policy is amended as follows:

1. By deleting paragraph (1) of Section II. EXCLUSIONS and substituting the following therefor:

    (1) Arising out of any dishonest, fraudulent or criminal act, or willful violation of any statute, but this exclusion does not apply to a claim upon which suit may be brought by reason of any alleged dishonesty on the part of the Insured, unless:

2. By deleting Section X. EXTENSION CLAUSE in its entirety and substituting the following therefor:

    X.  EXTENSION CLAUSE.

    It is agreed that if the Company terminates or refuses to renew this policy, the Insured may give to the Company notice that it desires to be insured for an additional period of twelve (12) months after the effective date of termination or nonrenewal, provided that written notice of its desire to be insured for said additional period is given to the Company prior to the effective date of termination or nonrenewal of the policy by the Company or within 10 days following the effective date of termination or nonrenewal.

    If the Insured terminates this policy or declines to accept renewal, the Insured may give the Company notice that it desires to be insured for an additional period of twelve (12) months after the effective date of termination or nonrenewal, provided that written notice of its desire to be insured for said additional period is given to the Company prior to the effective date of termination or nonrenewal.

    The Company, at its sole option, may grant further extension periods beyond the twelve 12 (months) provided for herein.

    The insurance afforded during any extension period or periods shall apply to claims made against the Insured during the said extension period or periods by reason of a Wrongful Act committed or alleged to have been committed prior to the effective date of termination or nonrenewal and which would otherwise be insured by this policy, subject to the following provisions:

       (a) Such additional period shall be deemed part of the policy period and not an addition thereto:

       (b) Such additional period of time shall terminate forthwith on the effective date of any other insurance obtained by the Insured or its successors in business, replacing in whole or in part the insurance afforded by this policy. Where such other policy provides no coverage for loss sustained prior to its effective date, it shall not be deemed to be a replacement of this policy.

    The Insured shall pay to the Company an additional premium of 25% of the equivalent annual premium hereunder for each 12 month period of extension.

3. By deleting subsection (1)(a) of section XI. CONDITIONS and substituting the following therefor:

       (a) In the event the Insured shall first become aware of any claim or allegation of a Wrongful Act, written notice of such claim or allegation shall be given by or for the Insured to the Company or any of its authorized agents as soon as practicable and the Insured shall give the Company such information concerning such claim or allegation as the Company shall reasonably require.


This endorsement forms a part of the policy to which attached, effective on the inception date of the policy unless otherwise stated herein.

Endorsement No. 2                        Policy No.  06 FF 100887749 BCA

- --------------------------------------------------------------------------------
   (The information below is required only when this endorsement is issued subsequent to preparation of the policy.)


Issued to (Designated Trust or Plan)
Effective Date of this endorsement

                                   THE AETNA CASUALTY AND SURETY COMPANY

                                   By:         (SIGNATURE WAIVED)
                                      -----------------------------------
                                           Authorized Representative


ENDORSEMENT FR-1

For use with Aetna Casualty & Surety
Fiduciary Responsibility Insurance Policy.

F-1401 (Ed. 1-83)

[LOGO OF AETNA             PENSION AND WELFARE FUND
 APPEARS HERE]     FIDUCIARY RESPONSIBILITY INSURANCE POLICY

It is agreed that the policy is amended as follows:

Section I. INSURING AGREEMENT is deleted in its entirety and the following is substituted therefor:


I. INSURING AGREEMENT.

The Company will pay on behalf of the Insured all sums which the Insured shall become legally obligated to pay as Damages on account of any claim made against the insured for any Wrongful Act committed or alleged to have been committed by the Insured or by any natural person for whose Wrongful Act the Insured is legally liable.

The Company shall have the right and duty to defend the Insured in any claim seeking pecuniary or nonpecuniary relief for a Wrongful Act even if the allegations of the claim are groundless, false or fraudulent, and may make such investigation and settlement of any claim as it deems expedient, or may, at its sole option, give its written consent to the defense by the Insured of such claim, but the Company shall not be obligated to pay any claim or judgment or to defend any suit, nor pay for the defense of any suit being conducted by the Insured with the Company's written consent, after the applicable limit of the Company's liability has been exhausted by payment of judgments or settlements.

This endorsement forms a part of the Policy to which attached, effective on the inception date of the policy unless otherwise stated herein.


Endorsement No. 1              Policy No. 06 FF 100887749 BCA

- -------------------------------------------------------------------------------
(Complete only when this endorsement is not prepared with the policy or is not to be effective with the policy.)

Issued to (Designated Trust or Plan)
Effective Date of this endorsement

                                     THE AETNA CASUALTY AND SURETY COMPANY

                                     By:       (SIGNATURE WAIVED)
                                        ----------------------------------
                                            Authorized Representative

ENDORSEMENT FR-2

For use with Aetna Casualty & Surety
Fiduciary Responsibility Insurance Policy

F-1400(Ed. 1-83)

[LETTERHEAD OF CHUBB GROUP OF INSURANCE COMPANIES APPEARS HERE]

                                        Company:   Federal Insurance Company
Effective date of
this endorsement:  July 1, 1994         Endorsement No.  2

                                        To be attached to and form part of
                                        policy No.  81344529-A

Issued to:  The Gillette Company


     1. It is understood and agreed that the policy is amended to include the following provision:


                                  DEFINITIONS

            Attachment Point means the total of all the Annual Aggregate Limits of Liability for the Underlying Insurance and any deductibles or retentions applicable to those Annual Aggregate Limits of Liability.


            Insured means those persons or organizations insured under the Primary Policy.

            Primary Policy means the policy scheduled in Item 2. (A) of the DECLARATIONS or any policy of the same insurer replacing or renewing such policy.

            Underlying Insurance means all those policies scheduled in Item 2 of the DECLARATIONS and any policies replacing them.

     II. It is understood and agreed that the provision entitled EXCESS INSURANCE COVERAGE set forth on page 2 of 3 shall be deleted in its entirety and replaced with the following:


                                INSURING CLAUSE

            The Company shall provide the Insured with insurance during the Policy Period excess of the Attachment Point. Coverage hereunder shall apply in conformance with the terms, conditions, exclusions and endorsements of the Primary Policy, together with all limitations, restrictions or exclusions contained in or added by endorsement to any other Underlying Insurance, except as specifically set forth in the terms and conditions and endorsements of this Policy. In no event shall this policy grant broader coverage than would be provided by any of the Underlying Insurance.

[LETTERHEAD OF CHUBB GROUP OF INSURANCE COMPANIES APPEARS HERE]

                                   Company: Federal Insurance Company
Effective date of
this endorsement:   July 1, 1994   Endorsement No. 2 - Continued

                                   To be attached to and form part of
                                   Policy No. 81344529-A

Issued to:  The Gillette Company

III. It is understood and agreed that the provision entitled MAINTENANCE OF UNDERLYING INSURANCE set forth on page 2 of 3 shall be deleted in its entirety and replaced with the following:

            All of the Underlying Insurance scheduled in Item 2 of the DECLARATIONS shall be maintained during the Policy Period in full effect except for any reduction of the aggregate limit(s) of liability available under the Underlying Insurance solely by reason of payment of losses thereunder. Failure to comply with the foregoing shall not invalidate this policy, but the Company shall not be liable to a greater extent than if this condition had been complied with.


IV. It is understood and agreed that the provision entitled NOTICE AND PROOF set forth on page 2 of 3 shall be deleted in its entirety and replaced with the following:


                                NOTICE OF CLAIM

            The Insured shall, as a condition precedent to its rights to be indemnified under this policy, give the Company notice as soon as practicable in writing of any claim made against it which might be covered by this policy or any Underlying Insurance policy. The Insured shall give the Company such information and cooperation as the Company shall reasonably require and shall be in the Insured's power, including attendance at hearings and assistance in securing and giving evidence and obtaining the attendance of witnesses.

            Notice hereunder shall be given to the Company at
            15 Mountain View Road, Warren, New Jersey  07060
            Attn:  National D&O Claims Department


V. It is understood and agreed that the paragraph entitled Claim Participation set forth on page 2 of 3 shall be deleted in its entirety.

bas-07/08/94.11

       [LETTERHEAD OF CHUBB GROUP OF INSURANCE COMPANIES APPEARS HERE]

                                         Company: Federal Insurance Company
Effective date of
this endorsement:  July 1, 1994          Endorsement No.  2 - Continued

                                         To be attached to and form part of
                                         Policy No.  81344529-A

Issued to:  The Gillette Company

  VI. It is understood and agreed that the following provision is added to the policy:

                               UNDERLYING LIMITS

        The Company shall be liable only for those Damages which exceed the Attachment Point and are not excluded under this policy, for purposes of determining the Attachment Point any Damages excluded by this policy but covered by the Underlying Insurance, regardless of whether such Damages are actually paid, shall not be considered as having reduced or depleted the Attachment Point.

 VII. For purposes of the coverage provided by this policy, Section VIII. SUPPLEMENTARY PAYMENTS of the Primary Policy does not apply.

VIII. For purposes of the coverage provided by this policy, Section IV. OTHER DEFINITIONS of the Primary Policy, paragraph (3) "Damages" is deleted in its entirety and replaced with the following:

        (3) "Damages" shall mean (a) sums of money payable as compensation for loss or in discharge of an obligation of an Insured to make good a shortage in the Insured Trust of Employer Benefit Plan and (b) costs, charges, expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the Insured) incurred in defending, investigating, negotiating or monitoring legal actions, claims or proceedings and appeals therefrom and the cost of appeal, attachment or similar bonds. The word "Damages" shall not include (c) fines, penalties, taxes or punitive or exemplary damages or (d) benefits due or to become due under the terms of the Trust or Plan, unless and to the extent that recovery for such benefits is based upon wrongful Act and is payable as a personal obligation of an Insured.

        [LETTERHEAD OF CHUBB GROUP OF INSURANCE COMPANIES APPEARS HERE]

                                              Company: Federal Insurance Company
Effective date of
this endorsement:  July 1, 1994               Endorsement No.  2 - Continued

                                              To be attached to and form part of
                                              Policy No.  81344529-A
Issued to:  The Gillette Company

IX. It is understood and agreed that the following provision is added to this policy:

                              LIMIT OF LIABILITY

        The total limit of Federal Insurance Company to pay Damages under this policy shall not exceed the amount set forth in Item 1 of the DECLARATIONS. Federal Insurance Company and the Insured agree that for purposes of the coverage provided under this policy, sums paid by Federal Insurance Company for costs, charges, expenses (other than regular or overtime wages. Salaries or fees of the directors, officers or employees of the Insured) incurred in defending, investigation, negotiating or monitoring legal actions, claims or proceedings and appeals therefrom and the cost of appeal, attachment or similar bonds are included as part of and are not in addition to the Limit of Liability stated in Item 1 of the DECLARATIONS.







ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED


                                                      __________________________
                                                       AUTHORIZED REPRESENTATIVE

                                                            bas-07/08/94.13

                                                      __________________________
                                                                  DATE

        [LETTERHEAD OF CHUBB GROUP OF INSURANCE COMPANIES APPEARS HERE]

                                         Company:  Federal Insurance Company
Effective date of
this endorsement:  July 1, 1994          Endorsement No.  1

                                         To be attached to and form a part of
                                         Policy No.  81344529-A

Issued to:  The Gillette Company



  It is agreed that:

  In addition to the exclusions included and made a part of the "Primary Policy", the following exclusions shall apply to this policy:

        Arising from any litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgments against any "Insured(s)", occurring prior to, or pending as of August 5, 1992, of which any "Insured(s)" had received notice or otherwise had knowledge as of such date;

        Arising from any subsequent litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgments against any "Insured(s)" arising from, or based on substantially the same matters as alleged in the pleadings of such prior or pending litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgments against any "Insured(s)"; or

        Arising from any act of any "Insured(s)" which gave rise to such prior or pending litigation, claims, demands, causes of action, legal or quasi-legal proceedings, decrees or judgments against any "Insured(s)."


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED


                                                 -----------------------------
                                                   AUTHORIZED REPRESENTATIVE

                                                       bas-07/08/94.09


                                                 -----------------------------
                                                              DATE

                       OMNIBUS WELFARE PLAN ENDORSEMENT

To be attached to and form part of:


         Policy No:
         Issued to:

It is agreed that:


1. From and after the time this endorsement becomes effective, the Name of Designated Trust or Plan referred in Item 1 of the Declarations includes:


        Any Employee Welfare Benefit Plan or Welfare Plan, sponsored by the employer listed in Item 2., below, or jointly sponsored by said employer and a labor organization, for the exclusive benefit of the employees of said employer, located in the United Kingdom or Canada.

2.  ---------------------------------------------------------------------------
    (Name of Employer)

    ---------------------------------------------------------------------------

This endorsement forms a part of the policy to which attached, effective on the date of the policy unless otherwise stated herein.


This endorsement will be in addition to the existing Omnibus Welfare Plan Endorsement currently on the policy.

                   SPECIAL ENDORSEMENT #___________________


To be attached to and form part of:


Policy No.  06 FF
Issued to:  The Gillette Company Retirement Plan
            (See Designated Name of Insured Endorsement)

It is agreed that:

1. Section V. Policy Period: Territory, is hereby deleted in its entirety and replaced with the following as respects the plans outlined in schedule below:

      This insurance applies to claims first made during the policy period described in the Declaration occurring anywhere in the world, except as provided in subsection (c), provided that with respect to any claim for damages brought outside the United States of America, its territories or possessions, Canada or the United Kingdom:

        (a) It shall be the duty of the Insured and not the duty of the Company to defend or settle such claim or suit brought against the Insured, provided that no expenses shall be incurred without the Company's consent, such consent not to be unreasonably withheld.

        (b) In the event that a claim is made for which coverage is provided by
            Section 1. Insuring Agreement, and consent is then given pursuant to item 1 (a) of this Special Endorsement, the Company shall pay defense expenses with respect to such a covered claim on a current basis upon such terms as the Company may reasonably require, provided that such reimbursement shall not be deemed to waive any rights or defenses of the Company or reservations of such rights or defenses, including, but not limited to, the right of the Company to recover any such reimbursement if it is determined that it was not payable under this Policy. The Company will reimburse the Insured for the reasonable cost of defense expenses in excess of the deductible amount stated in the Declarations, all subject to and within the applicable limit of the Company's liability. Such reimbursement shall be made in United States currency at the rate of exchange prevailing on the date the judgment is rendered or the amount of the settlement is agreed up on or the date expenditure is made.

        (c) The policy shall not apply to any claim brought in any country not maintaining active diplomatic relations with the United States of America at the time claim is first made in writing.

         The Company is not an admitted or authorized insurer outside of the United States of America, its territories or possessions, or Canada, and the Company assumes no responsibility for the furnishing of certificates or evidence of insurance, or bonds in any country in which it is not admitted or authorized. The Company shall not be liable for any fine or penalty imposed upon the Insured for failing to insure with an admitted or authorized insurer nor for any other failure of the Insured to comply with an insurance law of a country, state, province, territory or possession in which the Company is not an admitted authorized insurer.


                       DESIGNATED FOREIGN PLAN SCHEDULE
                       --------------------------------
From and after the time this endorsement becomes effective, the Name of the
Designated Trust or Plan includes:    (List all foreign plans know to date in
this area EXCEPT those that are sponsored by a UK entity........)




  (Walter: after the last foreign plan is list, place a comma, then...this omnibus lang.)

and any other Employee Welfare Benefit Plan or Welfare Plan sponsored by a non U.S./non Canadian/non United Kingdom subsidiary of The Gillette Company; in addition, any Pension Plan or Trust created or acquired by a non U.S./non Canadian subsidiary of The Gillette Company, provided written notice of such created or acquired plan(s) is given to the Company in writing within 90 days unless the newly created or acquired plan(s) assets are $25,000,000 (TWENTY FIVE MILLION AND NO/100s Dollars) or less which then requires annual reporting to the Company at the policy anniversary.

2. As respects this Special Endorsement, Section VIII, Supplementary Payments is eliminated in its entirety and replaced with:

            "The Company will pay as part of the Limit of Liability shown in the
             Declarations all costs, charges, and expenses incurred by the Company in the investigation, settlement, defense, and negotiation of any claim coming within the terms of this insurance.

            The Company will pay as part of the Limit of Liability shown in the Declarations reasonable expenses incurred by the Insured at the Company's consent."

3. This extension of coverage shall be a part of and not in addition to the "annual aggregate limit of liability" available for settlement or adjudication of such claim.

4. Nothing contained herein shall vary, alter, or extend any of the terms, conditions, and limitations of the policy except as stated above.


5. This endorsement forms part of the policy to which it is attached effective as of ___________________________.


                                        The Aetna Casualty and Surety Company


                                        By __________________________________